   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 25, 2003

                                                    REGISTRATION NOS.:  33-21803
                                                                        811-5554
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     /X/
                        PRE-EFFECTIVE AMENDMENT NO.                          / /
                        POST-EFFECTIVE AMENDMENT NO. 16                      /X/
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                /X/
                                AMENDMENT NO. 18                             /X/

                              -------------------

                       MORGAN STANLEY CALIFORNIA TAX-FREE
                               DAILY INCOME TRUST
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                          1221 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                    COPY TO:
                            STUART M. STRAUSS, ESQ.
                            MAYER, BROWN, ROWE & MAW
                                 1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                              -------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

          immediately upon filing pursuant to paragraph (b)
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   X      on February 26, 2003 pursuant to paragraph (b)
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          60 days after filing pursuant to paragraph (a)
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          on (date) pursuant to paragraph (a) of rule 485
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           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

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                                                           [MORGAN STANLEY LOGO]

Morgan Stanley California Tax-Free Daily Income Trust

A MONEY MARKET FUND THAT SEEKS TO PROVIDE AS HIGH A LEVEL OF DAILY INCOME EXEMPT FROM FEDERAL AND CALIFORNIA INCOME TAX AS IS CONSISTENT WITH STABILITY OF PRINCIPAL AND LIQUIDITY

                                                                   [COVER PHOTO]


                                                  Prospectus - February 26, 2003


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


The Fund                  INVESTMENT OBJECTIVE........................................                   1
                          PRINCIPAL INVESTMENT STRATEGIES.............................                   1
                          PRINCIPAL RISKS.............................................                   2
                          PAST PERFORMANCE............................................                   3
                          FEES AND EXPENSES...........................................                   3
                          FUND MANAGEMENT.............................................                   4

Shareholder Information   PRICING FUND SHARES.........................................                   5
                          HOW TO BUY SHARES...........................................                   5
                          HOW TO EXCHANGE SHARES......................................                   7
                          HOW TO SELL SHARES..........................................                   9
                          DISTRIBUTIONS...............................................                  11
                          TAX CONSEQUENCES............................................                  11

Financial Highlights      ............................................................                  13

Financial Information --
December 31, 2002         ............................................................                  14

Morgan Stanley Funds      ............................................................   INSIDE BACK COVER

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND. PLEASE READ IT
                          CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

[Sidebar]
MONEY MARKET
A mutual fund having the goal to select securities to provide current income while seeking to maintain a stable share price of $1.00.
YIELD
The Fund's yield reflects the actual income the Fund pays to you expressed as a percentage of the Fund's share price. Because the Fund's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Fund's yield will vary.
[End Sidebar]
The Fund

[ICON]  INVESTMENT OBJECTIVE
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Morgan Stanley California Tax-Free Daily Income Trust is a money market fund that seeks to provide as high a level of daily income exempt from federal and California income tax as is consistent with stability of principal and liquidity.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES
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The Fund will normally invest at least 80% of its net assets in high quality, short-term securities that are municipal obligations that pay interest exempt from federal and California income taxes. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.



The Investment Manager generally invests substantially all of the Fund's assets in California municipal obligations. The interest on these investments is exempt from California state and federal income tax. The Fund may invest up to 20% of its net assets in securities that pay interest income subject to the federal "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income; see the "Tax Consequences" section of this PROSPECTUS for more details.


Municipal obligations are securities issued by state and local governments and their respective agencies. These securities typically are "general obligation" or "revenue" bonds, notes or commercial paper. General obligation securities are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue securities, however, are generally payable from a specific revenue source. They are issued to fund a wide variety of public and private projects in sectors such as public utilities, housing, airports and highways, and educational facilities. In addition, the Fund may invest in lease obligations and private activity bonds. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities. Private activity bonds are issued by, or on behalf of, public authorities to finance privately operated facilities.


The Fund's policy of investing at least 80% of its assets in securities the interest on which is exempt from federal and California income tax is a fundamental policy that may not be changed without shareholder approval.

[ICON]  PRINCIPAL RISKS
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There is no assurance that the Fund will achieve its investment objective. Although the Fund seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Fund.

Credit and Interest Rate Risks. A principal risk of investing in the Fund is associated with its municipal investments, particularly its concentration in municipal obligations of a single state. Municipal obligations, as with all debt securities, are subject to two types of risks: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. However, unlike most fixed-income mutual funds, the Fund is subject to the added credit risk of concentrating its investments in a single state -- California -- and its municipalities. Because the Fund concentrates its investments in securities issued by California state and local governments and government authorities, the Fund could be affected by political, economic and regulatory developments concerning these issuers. Should any difficulties develop concerning California issuers' ability to pay principal and/or interest on their debt obligations, the Fund's value and yield could be adversely affected.

Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

The Investment Manager, however, actively manages the Fund's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Fund's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds, such as the Fund, to invest only in debt obligations of high quality and short-term maturities.

Lease Obligations. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Private Activity Bonds. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund's value. The Fund's private activity bond holdings also may pay interest subject to the alternative minimum tax. See the "Tax Consequences" section for more details.

Shares of the Fund are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's shares has varied from year to year during the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table shows the Fund's average annual total return.


ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended December 31, 2002.

[End Sidebar]

[ICON]  PAST PERFORMANCE
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The bar chart and table below provide some indication of the risks of investing in the Fund. For the Fund's most recent 7-day annualized yield you may call
(800) 869-NEWS. The Fund's past performance does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993 1.78%
'94  2.17%
'95  3.04%
'96  2.68%
'97  2.83%
'98  2.54%
'99  2.28%
2000 2.86%
'01  1.76%
'02  0.71%


During the periods shown in the bar chart, the highest return for a calendar quarter was 0.80% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was 0.16% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)
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                                     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
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 California Tax-Free Daily Income
 Trust                                  0.71%        2.03%          2.26%
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[ICON]  FEES AND EXPENSES
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The Fund is a no-load fund. The Fund does not impose any sales charges and does not charge account or exchange fees. The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


 ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------
 Management fee                                                0.50%
----------------------------------------------------------------------
 Distribution and service (12b-1) fees                         0.10%
----------------------------------------------------------------------
 Other expenses                                                0.09%
----------------------------------------------------------------------
 Total annual Fund operating expenses                          0.69%
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[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $115 billion in assets under management as of January 31, 2003.

[End Sidebar]

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


            1 YEAR       3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------
             $70           $221          $384          $859
          ----------------------------------------------------


[ICON]  FUND MANAGEMENT
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The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.



The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 2002, the Fund accrued total compensation to the Investment Manager amounting to 0.50% of the Fund's average daily net assets.

[Sidebar]


CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds

[End Sidebar]
Shareholder Information

[ICON]  PRICING FUND SHARES
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The price of Fund shares, called "net asset value," is based on the amortized cost of the Fund's portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its cost, rather than market forces.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

[ICON]  HOW TO BUY SHARES
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You may open a new account to buy Fund shares or buy additional Fund shares for an existing account in several ways. When you buy Fund shares, the shares are purchased at the next share price calculated after we receive your purchase order in proper form and accompanied by federal or other immediately available funds. You begin earning dividends the business day after the shares are purchased. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.


MINIMUM INVESTMENT AMOUNTS
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                                             MINIMUM INVESTMENT
                                          -------------------------
INVESTMENT OPTIONS                           INITIAL     ADDITIONAL
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 Regular Accounts                            $5,000        $100
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 EASYINVEST-SM-                           Not Available    $100
 (Automatically from your
 checking or savings account)
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There is no minimum investment amount if you purchase Fund shares through:
(1) the Investment Manager's mutual fund asset allocation plan, or (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) certain investment programs approved by the Fund's distributor that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

 INVESTMENT
 OPTIONS             PROCEDURES
 ------------------------------------------------------------------------------------------
  CONTACT YOUR       NEW ACCOUNTS AND SUBSEQUENT INVESTMENTS
  FINANCIAL          You may buy Fund shares by contacting your Morgan Stanley Financial
  ADVISOR            Advisor or other authorized financial representative. Your Financial
                     Advisor will assist you, step-by-step, with the procedures to invest
  [ICON]             in the Fund.
 ------------------------------------------------------------------------------------------
  BY MAIL            NEW ACCOUNTS
                     To open a new account to buy Fund shares:
  [ICON]             - Complete and sign the attached Application.
                     - Make out a check for the investment amount to: Morgan Stanley
                     California Tax-Free Daily Income Trust.
                     - Mail the Application and check to Morgan Stanley Trust at P.O. Box
                     1040, Jersey City, NJ 07303.
                     ----------------------------------------------------------------------
                     SUBSEQUENT INVESTMENTS
                     To buy additional shares for an existing Fund account:
                     - Write a "letter of instruction" to the Fund specifying the name(s)
                     on the account, the account number and the social security or tax identification number, and the additional investment amount. The letter must be signed by the account owner(s).
                     - Make out a check for the investment amount to: Morgan Stanley
                     California Tax-Free Daily Income Trust.
                     - Mail the letter and check to Morgan Stanley Trust at the same address as for new accounts.
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  BY WIRE            NEW ACCOUNTS
  [ICON]             To open a new account to buy Fund shares:
                     - Mail the attached Application, completed and signed, to Morgan
                     Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.
                     - Before sending instructions by wire, call us at (800) 869-NEWS advising us of your purchase and to confirm we have received your
                     Application (at that time we will provide you with a new account number).
                     - Wire the instructions specifying the name of the Fund and your account number, along with the additional investment amount, to The
                     Bank of New York, for credit to the account of "Morgan Stanley Trust,
                     Harborside Financial Center, Plaza Two, Jersey City, NJ 07311, Account
                     No. 8900188413."
                     (When you buy Fund shares, wire purchase instructions received by
                     Morgan Stanley Trust prior to 12:00 noon Eastern time are normally effective that day and wire purchase instructions received after 12:00 noon are normally effective the next business day.)
                     ----------------------------------------------------------------------
                     SUBSEQUENT INVESTMENTS
                     To buy additional shares for an existing Fund account:
                     - Before sending instructions by wire, call us at (800) 869-NEWS advising us of your purchase.
                     - Wire the instructions specifying the name of the Fund and your account number, along with the investment amount, to The Bank of New
                     York, for credit to the account of Morgan Stanley Trust in the same manner as opening an account.
                     (Also, when you buy Fund shares, wire purchase instructions received by Morgan Stanley Trust prior to 12:00 noon Eastern time are normally effective that day and wire purchase instructions received after 12:00 noon are normally effective the next business day.)
 ------------------------------------------------------------------------------------------

 INVESTMENT
 OPTIONS             PROCEDURES
 ------------------------------------------------------------------------------------------
  EASYINVEST-SM-     NEW ACCOUNTS
  (AUTOMATICALLY     This program is not available to open a new Fund account or a new
  FROM YOUR          account of another Money Market Fund.
  CHECKING OR        ----------------------------------------------------------------------
  SAVINGS ACCOUNT)   SUBSEQUENT INVESTMENTS
                     EASYINVEST-SM- is a purchase plan that allows you to transfer money
  [ICON]             automatically from your checking or savings account to an existing
                     Fund account on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
 ------------------------------------------------------------------------------------------

Additional Purchase Information. If you are a customer of Morgan Stanley DW Inc. ("Morgan Stanley DW") or another authorized dealer of Fund shares, you may upon request: (a) have the proceeds from the sale of listed securities invested in Fund shares the day after you receive the proceeds; and (b) pay for the purchase of certain listed securities by automatic sale of Fund shares that you own. If you are a customer of Morgan Stanley DW or another authorized dealer of the Fund's shares, you may have cash balances in your securities account of $1,000 or more automatically invested in shares of the Fund on the next business day after the balance is accrued in your account. Cash balances of less than $1,000 may be automatically invested in Fund shares on a weekly basis.

Plan of Distribution. The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[ICON]  HOW TO EXCHANGE SHARES
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Permissible Fund Exchanges. You may only exchange shares of the Fund for shares of other continuously offered Morgan Stanley Funds if the Fund shares were acquired in an exchange of shares initially purchased in a Multi-Class Fund or an FSC Fund (funds subject to a front-end sales charge). In that case, the shares may be subsequently re-exchanged for shares of the same Class of any Multi-Class Fund or FSC Fund or for shares of another Money Market Fund, No-Load Fund or Limited Duration U.S. Treasury Trust. Of course, if an exchange is not permitted, you may sell shares of the Fund and buy another fund's shares with the proceeds.



See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund, or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's Prospectus for its designation. For purposes of exchanges, shares of FSC Funds are treated as Class A Shares of a Multi-Class Fund.


The current Prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investing. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Exchanging Shares of Another Fund Subject to a Contingent Deferred Sales Charge ("CDSC"). There are special considerations when you exchange shares subject to a CDSC of another Morgan Stanley Fund for shares of the Fund. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of the Fund WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into the Fund. Nevertheless, if shares subject to a CDSC are exchanged for shares of the Fund, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in the Fund up to the amount of any applicable CDSC. See the prospectus of the fund that charges the CDSC for more details.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. You will be notified in advance of limiting your exchange privileges.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

[ICON]  HOW TO SELL SHARES
--------------------------------------------------------------------------------
You can sell some or all of your Fund shares at any time. Your shares will be sold at the next share price calculated after we receive your order to sell as described below.

OPTIONS             PROCEDURES
------------------------------------------------------------------------------------------
 CONTACT YOUR       To sell your shares, simply call your Morgan Stanley Financial Advisor
 FINANCIAL ADVISOR  or other authorized financial representative.
 [ICON]
                    ----------------------------------------------------------------------
                    Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
------------------------------------------------------------------------------------------
 CHECK-WRITING      You may order a supply of blank checks by requesting them on the
 OPTION             investment application or by contacting your Morgan Stanley Financial
                    Advisor.
 [ICON]
                    ----------------------------------------------------------------------
                    Checks may be written in any amount not less than $500. You must sign checks exactly as your shares are registered. If the account is a joint account, the check may contain one signature unless the joint owners have specified on an investment application that all owners are required to sign checks. Only accounts in which no share certificates have been issued are eligible for the check-writing privilege.
                    ----------------------------------------------------------------------
                    Payment of check proceeds normally will be made on the next business day after we receive your check in proper form. Shares purchased by check (including a certified or bank cashier's check) are not normally available to cover redemption checks until fifteen days after Morgan
                    Stanley Trust receives the check used for investment. A check will not be honored in an amount exceeding the value of the account at the time the check is presented for payment.
------------------------------------------------------------------------------------------
 BY LETTER          You may also sell your shares by writing a "letter of instruction"
                    that includes:
 [ICON]
                    - your account number;
                    - the name of the Fund;
                    - the dollar amount or the number of shares you wish to sell; and
                    - the signature of each owner as it appears on the account.
                    ----------------------------------------------------------------------
                    If you are requesting payment to anyone other than the
                    registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can generally obtain a signature guarantee from an eligible guarantor acceptable to Morgan
                    Stanley Trust. (You should contact Morgan Stanley Trust at
                    (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public CANNOT provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                    ----------------------------------------------------------------------
                    Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City,
                    NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                    ----------------------------------------------------------------------
                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
------------------------------------------------------------------------------------------

OPTIONS             PROCEDURES
------------------------------------------------------------------------------------------
 SYSTEMATIC         If your investment in all of the Morgan Stanley Funds has a total
 WITHDRAWAL PLAN    market value of at least $10,000, you may elect to withdraw amounts of
                    $25 or more, or in any whole percentage of a fund's balance (provided
 [ICON]             the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                    ----------------------------------------------------------------------
                    To sign up for the Systematic Withdrawal Plan, contact your Morgan
                    Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
                    ----------------------------------------------------------------------
                    When you sell Fund shares through the Systematic Withdrawal Plan, the shares may be subject to a contingent deferred sales charge ("CDSC")
                    if they were obtained in exchange for shares subject to a CDSC of another Morgan Stanley Fund. The CDSC, however, will be waived in an amount up to 12% annually of the Fund's value, although Fund shares with no CDSC will be sold first, followed by those with the lowest
                    CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. See the PROSPECTUS of the
                    Fund that charges the CDSC for more details.
------------------------------------------------------------------------------------------
 BY TELEPHONE       To sell shares by telephone or wire, first complete a telephone
 OR WIRE            redemption application designating a bank account. Redemptions for more than $1,000 will be wired to your bank account (your bank may
 [ICON]             charge a fee for this service). For redemptions for less than $1,000, a check will be mailed to your bank account. If you hold share certificates, you may not redeem those shares by this method. For more
 [ICON]             information or to request a telephone redemption application, call
                    Morgan Stanley Trust at (800) 869-NEWS.
------------------------------------------------------------------------------------------


Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder whose shares, due to sales by the shareholder, have a value below $1,000. However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.

Money Market Fund Automatic Sale Procedures. If you maintain a brokerage account with Morgan Stanley DW or another authorized dealer of Fund shares, you may elect to have your Fund shares automatically sold from your account to satisfy amounts you owe as a result of purchasing securities or other transactions in your brokerage account.

If you elect to participate by notifying Morgan Stanley DW or another authorized dealer of Fund shares, your brokerage account will be scanned each business day prior to the close of business (4:00 p.m. Eastern time). After any cash balances in the account are applied, a sufficient number of Fund shares may be sold to satisfy any amounts you are obligated to pay to Morgan Stanley DW or another authorized dealer of Fund shares. Sales

[Sidebar]
TARGETED DIVIDENDS-SM-
You may select to have your Fund distributions automatically invested in another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]

will be effected on the business day before the date you are obligated to make payment, and Morgan Stanley DW or another authorized dealer of Fund shares will receive the sale proceeds on the following day.

EASYINVEST-SM- -- Automatic Redemption. You may invest in shares of certain other Morgan Stanley Funds by subscribing to EASYINVEST-SM-, an automatic purchase plan that provides for the automatic investment of any amount from $100 to $5,000 in shares of the specified fund. Under EASYINVEST-SM-, you may direct that a sufficient number of shares of the Fund be automatically sold and the proceeds transferred to Morgan Stanley Trust, on a semi-monthly, monthly or quarterly basis, for investment in shares of the specified fund. Sales of your Fund shares will be made on the business day preceding the investment date and Morgan Stanley Trust will receive the proceeds for investment on the day following the sale date.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[ICON]  DISTRIBUTIONS
--------------------------------------------------------------------------------
The Fund passes substantially all of its earnings along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions;" the Investment Manager does not anticipate that there will be significant capital gain distributions.

The Fund declares income dividends, payable on each day the New York Stock Exchange is open for business, of all of its daily net income to shareholders of record as of the close of business the preceding business day. Capital gains, if any, are distributed periodically.

Distributions are reinvested automatically in additional shares of the Fund (rounded to the last 1/100 of a share) and automatically credited to your account unless you request in writing that distributions be paid in cash. If you elect the cash option, the Fund will reinvest the additional shares and credit your account during the month, then redeem the credited amount no later than the last business day of the month, and mail a check to you no later than seven business days after the end of the month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Your income dividend distributions are normally exempt from federal and California state income taxes -- to the extent they are derived from California municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.

Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.

If the Fund makes any capital gain distributions, those distributions will normally be subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding (currently at a rate of 30%) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).



This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in this PROSPECTUS.


                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------
                                                                2002      2001      2000      1999      1998
--------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
--------------------------------------------------------------------------------------------------------------
 Net income from investment operations                           0.007     0.017     0.028     0.023     0.025
--------------------------------------------------------------------------------------------------------------
 Less dividends from net investment income                      (0.007)   (0.017)   (0.028)   (0.023)   (0.025)
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                 $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
--------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                                                     0.71%     1.76%     2.86%     2.28%     2.54%
--------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------
 Expenses (before expense offset)                                 0.69%     0.69%     0.69%     0.72%(1)     0.70%(1)
--------------------------------------------------------------------------------------------------------------
 Net investment income                                            0.70%     1.72%     2.81%     2.25%     2.50%
--------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                      $275,271  $275,985  $272,990  $281,541  $283,382
--------------------------------------------------------------------------------------------------------------

 (1)  DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley California Tax-Free Daily Income Trust
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

PRINCIPAL
AMOUNT IN                                  COUPON    DEMAND
THOUSANDS                                   RATE+     DATE*       VALUE

---------------------------------------------------------------------------

           California Tax-Exempt Short-Term Variable Rate Municipal
           Obligations (74.4%)
           ABAG Finance Authority for Nonprofit Corporations,
 $ 4,000     Computer History Museum Ser
             2002........................   1.52%   01/08/03   $  4,000,000
   4,900     Episcopal Homes Foundation
             Ser 2000 COPs...............   1.50    01/08/03      4,900,000
   6,200     New De Young Museum Ser 2002
             B (MBIA)....................   1.40    01/08/03      6,200,000
   7,000   California Department of Water
            Resources, Power Supply
            Ser B Subser B-6.............   1.80    01/16/03      7,000,000
           California Educational Facilities Authority,
   5,000     California Institute of
             Technology Ser 1994.........   1.60    01/08/03      5,000,000
   8,275     Stanford University Ser
             L-2.........................   1.35    01/08/03      8,275,000
           California Health Facilities Financing Authority,
   2,900     Adventist Health System/West
             1998 Ser A & Ser B (MBIA)...   1.55    01/02/03      2,900,000
   4,500     Scripps Memorial Hospital
             Series 1991 B (MBIA)........   1.49    01/08/03      4,500,000
           California Pollution Control Financing Authority,
   5,000     Chevron USA Inc Ser 1984
             B...........................   1.80    06/15/03      5,000,343
           California Statewide Communities Development
           Authority,
     900     Chevron USA Inc Ser 2002....   1.45    01/02/03        900,000
   1,700     John Muir/Mt Diablo Health
             System Ser 1997 COPs
             (Ambac).....................   1.43    01/02/03      1,700,000
   1,600     University Retirement
             Community at Davis Inc Ser
             1998 COPs...................   1.50    01/02/03      1,600,000
   9,700   California Transit Finance
            Authority, Ser 1997 (FSA)....   1.45    01/08/03      9,700,000
   5,000   Chino Basin Financing
            Authority, Inland Empire
            Utilities Agency Ser 2002 A
            (Ambac)......................   1.35    01/08/03      5,000,000
  11,185   Eastern Municipal Water
            District, Water & Sewer Ser
            1993 B COPs (FGIC)...........   1.50    01/08/03     11,185,000
   6,400   Fresno, Sewer System Sub Lien
            Ser 2000 A (FGIC)............   1.50    01/08/03      6,400,000
           Irvine Assessment District,
   1,400     No 00-18, Improvement Bond
             Act 1915....................   1.55    01/02/03      1,400,000
   4,754     No 94-15, Improvement Bond
             Act 1915....................   1.55    01/02/03      4,754,000
   3,200     No 97-16, Improvement Bond
             Act 1915....................   1.55    01/02/03      3,200,000
           Irvine Ranch Water District,
     600     Capital Improvement Ser 1986
             COPs........................   1.45    01/02/03        600,000
   2,850     Conservation Refg Ser 1985
             B...........................   1.60    01/02/03      2,850,000
   3,000   Lancaster, Antelope Pines
            Apartment Ser 2001 A.........   1.45    01/08/03      3,000,000
  10,000   Los Angeles, Multifamily 1985
            Ser K........................   1.44    01/08/03     10,000,000
           Los Angeles Department of Water & Power,
   8,000     Power System 2001 Ser B
             Subser B-1..................   1.40    01/08/03      8,000,000
   6,000     Power System 2001 Ser B
             Subser B-6..................   1.50    01/02/03      6,000,000
   5,000     Power System 2002 Ser A
             Subser A-7..................   1.40    01/08/03      5,000,000
   5,000     Water System 2001 Ser B
             Subser B-1..................   1.50    01/08/03      5,000,000
           Metropolitan Water District of Southern
           California,
   6,000     Water 1997 Ser C............   1.45    01/08/03      6,000,000
   1,200     Water 2000 Ser B-3..........   1.45    01/02/03      1,200,000
   4,900     Water 2000 Ser B-4..........   1.35    01/08/03      4,900,000

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley California Tax-Free Daily Income Trust
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON    DEMAND
THOUSANDS                                  RATE+     DATE*        VALUE

---------------------------------------------------------------------------

           Newport Beach,
 $   800     Hoag Memorial Hospital
             Presbyterian 1992 Ser.......   1.46%   01/02/03   $    800,000
   4,650     Hoag Memorial Hospital
             Presbyterian 1996 Ser B &
             Ser C.......................   1.60    01/02/03      4,650,000
   9,600   Oakland-Alameda County
            Coliseum Authority, Oakland
            Coliseum
            2000 Refg Ser C-2............   1.45    01/08/03      9,600,000
   7,000   Orange County Housing
            Authority, Oasis Martinique
            Refg 1998 Issue I............   1.46    01/08/03      7,000,000
           Orange County Sanitation District,
   3,100     Ser 1993 COPs (Ambac).......   1.55    01/02/03      3,100,000
   9,000     Ser 2000 A & B COPs.........   1.55    01/02/03      9,000,000
   3,900   Sacramento County,
            Administration Center &
            Courthouse Ser 1990 COPs.....   1.45    01/08/03      3,900,000
   5,000   San Francisco City & County
            Redevelopment Agency, Bayside
            Village Multifamily Ser 1985
            A............................   1.07    01/08/03      5,000,000
   5,000   Southern California Public
            Power Authority, Transmission
            Refg Ser 2001 A (FSA)........   1.50    01/08/03      5,000,000
   5,210   Turlock Irrigation District,
            Ser 1998 A...................   1.50    01/08/03      5,210,000
           Puerto Rico
   5,200   Puerto Rico Highway &
            Transportation Authority,
            Transportation
            1998 Ser A (Ambac)...........   1.50    01/08/03      5,200,000
                                                               ------------
           Total California Tax-Exempt Short-Term Variable
            Rate Municipal Obligations
            (COST $204,624,343)..............................
                                                                204,624,343
                                                               ------------

                                                       YIELD TO
                                                       MATURITY
                                    COUPON  MATURITY  ON DATE OF
                                     RATE     DATE     PURCHASE

         California Tax-Exempt Commercial Paper (19.6%)
 5,000   California
          Infrastructure &
          Economic Development
          Bank, Salvation Army
          Western Territory Ser
          2001....................  1.35%   05/06/03      1.35%       5,000,000
10,000   Los Angeles County
          Metropolitan
          Transportation
          Authority, 2nd Sub Sales
          Tax Ser A...............   1.20   02/11/03      1.20       10,000,000
 3,000   Sacramento Municipal
         Utility District,
         Ser I....................   1.00   02/26/03      1.00        3,000,000
 5,000   San Diego County Regional
          Transportation
          Commission, Sub Sales
          Tax Ser A...............   0.90   01/10/03      0.90        5,000,000
         San Diego County Water Authority,
 6,000     Ser I..................   1.25   01/16/03      1.25        6,000,000
 5,000     Ser I..................   1.35   01/23/03      1.35        5,000,000
         San Gabriel Valley Council of Governments
 5,000     Alameda Corridor-East
           GANs...................   1.25   01/16/03      1.25        5,000,000
 5,000     Alameda Corridor-East
           GANs...................   1.05   02/10/03      1.05        5,000,000

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley California Tax-Free Daily Income Trust
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

                                                                 YIELD TO
PRINCIPAL                                                        MATURITY
AMOUNT IN                               COUPON      MATURITY    ON DATE OF
THOUSANDS                                RATE         DATE       PURCHASE       VALUE

-----------------------------------------------------------------------------------------

           University of California Regents,
 $ 5,000     Ser A..................    1.30%       01/14/03        1.30%   $  5,000,000
   5,000     Ser A..................     1.45       01/23/03        1.45       5,000,000
                                                                            ------------
           Total California Tax-Exempt Commercial Paper
            (COST $54,000,000)............................................    54,000,000
                                                                            ------------

           CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL NOTES (6.2%)
  12,000   California School Cash
             Reserve Program
             Authority,
             2002 Pool Ser A, dtd
             07/03/02...............     3.00       07/03/03        1.67      12,078,695
   5,000   Santa Cruz County,
           2002-2003 TRANs, dtd
           07/02/02.................     3.00       07/01/03        1.65       5,032,918
                                                                            ------------
           Total California Tax-Exempt Short-Term Municipal Notes
            (COST $17,111,613)............................................    17,111,613
                                                                            ------------
           Total Investments
           (COST $275,735,956) (A)............................     100.2%    275,735,956
           Liabilities in Excess of Other Assets..............      (0.2)       (464,842)
                                                                 -------    ------------
           Net Assets.........................................     100.0%   $275,271,114
                                                                 =======    ============

---------------------

 COPS CERTIFICATES OF PARTICIPATION.
 GANS GRANT ANTICIPATION NOTES.
 TRANS TAX AND REVENUE ANTICIPATION NOTES.
  +   RATE SHOWN IS THE RATE IN EFFECT AT DECEMBER 31, 2002.
  *   DATE ON WHICH THE PRINCIPAL AMOUNT CAN BE RECOVERED THROUGH DEMAND.
 (A)  COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

BOND INSURANCE:

 AMBAC AMBAC ASSURANCE CORPORATION.
 FGIC FINANCIAL GUARANTY INSURANCE COMPANY.
 FSA  FINANCIAL SECURITY ASSURANCE INC.
 MBIA MUNICIPAL BOND INVESTORS ASSURANCE CORPORATION.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley California Tax-Free Daily Income Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
DECEMBER 31, 2002

Assets:
Investments in securities, at value
   (cost $275,735,956)............................  $275,735,956
Cash..............................................       596,308
Interest receivable...............................       607,271
Prepaid expenses and other assets.................        16,185
                                                    ------------
    Total Assets..................................   276,955,720
                                                    ------------
Liabilities:
Payable for:
  Shares of beneficial interest redeemed..........     1,450,852
  Investment management fee.......................       120,081
  Distribution fee................................        24,016
Accrued expenses..................................        89,657
                                                    ------------
    Total Liabilities.............................     1,684,606
                                                    ------------
    Net Assets....................................  $275,271,114
                                                    ============
Composition of Net Assets:
Paid-in-capital...................................  $275,269,064
Accumulated undistributed net investment income...         2,050
                                                    ------------
    Net Assets....................................  $275,271,114
                                                    ============
Net Asset Value Per Share,
  275,261,230 shares outstanding (UNLIMITED SHARES
   AUTHORIZED OF $.01 PAR VALUE)..................  $       1.00
                                                    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley California Tax-Free Daily Income Trust
FINANCIAL STATEMENTS CONTINUED

Statement of Operations
FOR THE YEAR ENDED DECEMBER 31, 2002

Net Investment Income:

Interest Income...................................  $3,756,867
                                                    ----------
Expenses
Investment management fee.........................   1,350,470
Distribution fee..................................     267,970
Transfer agent fees and expenses..................     117,986
Professional fees.................................      48,279
Shareholder reports and notices...................      38,534
Trustees' fees and expenses.......................      19,458
Custodian fees....................................      14,334
Other.............................................      16,402
                                                    ----------

    Total Expenses................................   1,873,433

Less: expense offset..............................     (14,284)
                                                    ----------

    Net Expenses..................................   1,859,149
                                                    ----------

Net Investment Income.............................  $1,897,718
                                                    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley California Tax-Free Daily Income Trust
FINANCIAL STATEMENTS CONTINUED

Statement of Changes in Net Assets

                                            FOR THE YEAR       FOR THE YEAR
                                                ENDED             ENDED
                                          DECEMBER 31, 2002  DCEMBER 31, 2001
                                          -----------------  ----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income...................    $  1,897,718       $  4,954,009
Net realized gain.......................        --                   12,022
                                            ------------       ------------

    Net Increase........................       1,897,718          4,966,031

Dividends to shareholders from net
 investment income......................      (1,897,542)        (4,954,108)

Net increase (decrease) from
 transactions in shares of beneficial
 interest...............................        (714,253)         2,982,856
                                            ------------       ------------

    Net Increase (Decrease).............        (714,077)         2,994,779

Net Assets:
Beginning of period.....................     275,985,191        272,990,412
                                            ------------       ------------
End of Period
(INCLUDING ACCUMULATED UNDISTRIBUTED NET
INVESTMENT INCOME OF $2,050 AND $45,
RESPECTIVELY)...........................    $275,271,114       $275,985,191
                                            ============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley California Tax-Free Daily Income Trust
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002

1. Organization and Accounting Policies
Morgan Stanley California Tax-Free Daily Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of daily income which is exempt from federal and California income tax, consistent with stability of principal and liquidity. The Fund was organized as a Massachusetts business trust on April 25, 1988 and commenced operations on July 22, 1988.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued at amortized cost, which approximates market value.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to shareholders as of the close of each business day.

E. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding
$500 million; 0.425% to the portion of the daily net assets exceeding
$500 million but not exceeding $750 million; 0.375% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of the daily net assets exceeding $1 billion but not exceeding
$1.5 billion; 0.325% to the portion of the daily net assets exceeding
$1.5 billion but not exceeding $2 billion; 0.30% to the portion of the daily net assets exceeding $2 billion but

Morgan Stanley California Tax-Free Daily Income Trust
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

not exceeding $2.5 billion; 0.275% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% to the portion of the daily net assets exceeding $3 billion.

3. Plan of Distribution
Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the promotion of sales of Fund shares.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended December 31, 2002, the distribution fee was accrued at the annual rate of 0.10%.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales/maturities of portfolio securities for the year ended December 31, 2002 aggregated $673,814,210 and $676,416,000, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $2,100.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,234. At December 31, 2002, the Fund had an accrued pension liability of $58,904 which is included in accrued expenses in the Statement of Assets and Liabilities.

Morgan Stanley California Tax-Free Daily Income Trust
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

5. Shares of Beneficial Interest
Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                            FOR THE YEAR       FOR THE YEAR
                                                ENDED              ENDED
                                          DECEMBER 31, 2002  DECEMBER 31, 2001
                                          -----------------  -----------------
Shares sold.............................       477,774,441        457,440,723
Shares issued in reinvestment of
 dividends..............................         1,897,542          4,954,108
                                           ---------------    ---------------
                                               479,671,983        462,394,831
Shares redeemed.........................      (480,386,236)      (459,411,975)
                                           ---------------    ---------------
Net increase (decrease) in shares
 outstanding............................          (714,253)         2,982,856
                                           ===============    ===============

6. Federal Income Tax Status
At December 31, 2002, the Fund had permanent book/tax differences primarily attributable to capital gain retained by the Fund. To reflect reclassifications arising from these differences, accumulated undistributed net realized gain was charged $9,663, paid-in-capital was credited $7,834 and accumulated undistributed net investment income was credited $1,829.

7. Expense Offset
The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

Morgan Stanley California Tax-Free Daily Income Trust
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley California Tax-Free Daily Income Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley California Tax-Free Daily Income Trust (the "Fund"), including the portfolio of investments, as of December 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley California Tax-Free Daily Income Trust as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 7, 2003

                      2002 FEDERAL TAX NOTICE (UNAUDITED)

       For the year ended December 31, 2002, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

Morgan Stanley California Tax-Free Daily Income Trust
TRUSTEE AND OFFICER INFORMATION

Independent Trustees:

                                                                                                            Number of
                                                                                                            Portfolios
                                             Term of                                                         in Fund
                           Position(s)     Office and                                                        Complex
Name, Age and Address of    Held with       Length of                                                        Overseen
   Independent Trustee     Registrant     Time Served*    Principal Occupation(s) During Past 5 Years      by Trustee**
-------------------------  -----------   ---------------  -------------------------------------------  --------------------
Michael Bozic (62)         Trustee       Since April      Retired; Director or Trustee of the Morgan                123
c/o Mayer, Brown, Rowe &                 1994             Stanley Funds and TCW/DW Term Trust 2003;
Maw                                                       formerly Vice Chairman of Kmart Corporation
Counsel to the                                            (December 1998-October 2000), Chairman and
Independent Trustees                                      Chief Executive Officer of Levitz Furniture
1675 Broadway                                             Corporation (November 1995-November 1998)
New York, NY                                              and President and Chief Executive Officer
                                                          of Hills Department Stores (May 1991-July
                                                          1995); formerly variously Chairman, Chief
                                                          Executive Officer, President and Chief
                                                          Operating Officer (1987-1991) of the Sears
                                                          Merchandise Group of Sears, Roebuck & Co.
Edwin J. Garn (70)         Trustee       Since January    Director or Trustee of the Morgan Stanley                 123
c/o Summit Ventures LLC                  1993             Funds and TCW/DW Term Trust 2003; formerly
1 Utah Center                                             United States Senator (R-Utah) (1974-1992)
201 S. Main Street                                        and Chairman, Senate Banking Committee
Salt Lake City, UT                                        (1980-1986); formerly Mayor of Salt Lake
                                                          City, Utah (1971-1974); formerly Astronaut,
                                                          Space Shuttle Discovery (April 12-19,
                                                          1985); Vice Chairman, Huntsman Corporation
                                                          (chemical company); member of the Utah
                                                          Regional Advisory Board of Pacific Corp.
Wayne E. Hedien (68)       Trustee       Since September  Retired; Director or Trustee of the Morgan                123
c/o Mayer, Brown, Rowe &                 1997             Stanley Funds and TCW/DW Term Trust 2003;
Maw                                                       formerly associated with the Allstate
Counsel to the                                            Companies (1966-1994), most recently as
Independent Trustees                                      Chairman of The Allstate Corporation (March
1675 Broadway                                             1993-December 1994) and Chairman and Chief
New York, NY                                              Executive Officer of its wholly-owned
                                                          subsidiary, Allstate Insurance Company
                                                          (July 1989-December 1994).


Name, Age and Address of
   Independent Trustee     Other Directorships Held by Trustee
-------------------------  -----------------------------------
Michael Bozic (62)         Director of Weirton Steel
c/o Mayer, Brown, Rowe &   Corporation.
Maw
Counsel to the
Independent Trustees
1675 Broadway
New York, NY
Edwin J. Garn (70)         Director of Franklin Covey (time
c/o Summit Ventures LLC    management systems), BMW Bank of
1 Utah Center              North America, Inc. (industrial
201 S. Main Street         loan corporation), United Space
Salt Lake City, UT         Alliance (joint venture between
                           Lockheed Martin and the Boeing
                           Company) and Nuskin Asia Pacific
                           (multilevel marketing); member of
                           the board of various civic and
                           charitable organizations.
Wayne E. Hedien (68)       Director of The PMI Group Inc.
c/o Mayer, Brown, Rowe &   (private mortgage insurance);
Maw                        Trustee and Vice Chairman of The
Counsel to the             Field Museum of Natural History;
Independent Trustees       director of various other business
1675 Broadway              and charitable organizations.
New York, NY

Morgan Stanley California Tax-Free Daily Income Trust
TRUSTEE AND OFFICER INFORMATION CONTINUED

                                                                                                           Number of
                                                                                                           Portfolios
                                            Term of                                                         in Fund
                           Position(s)     Office and                                                       Complex
Name, Age and Address of    Held with      Length of                                                        Overseen
   Independent Trustee     Registrant     Time Served*   Principal Occupation(s) During Past 5 Years      by Trustee**
-------------------------  -----------   --------------  -------------------------------------------  --------------------
Dr. Manuel H. Johnson      Trustee       Since July      Chairman of the Audit Committee and                       123
(53)                                     1991            Director or Trustee of the Morgan Stanley
c/o Johnson Smick                                        Funds and TCW/DW Term Trust 2003; Senior
International, Inc.                                      Partner, Johnson Smick International, Inc.,
1133 Connecticut Avenue,                                 a consulting firm; Co-Chairman and a
N.W.                                                     founder of the Group of Seven Council
Washington, D.C.                                         (G7C), an international economic
                                                         commission; formerly Vice Chairman of the
                                                         Board of Governors of the Federal Reserve
                                                         System and Assistant Secretary of the U.S.
                                                         Treasury.
Michael E. Nugent (66)     Trustee       Since July      Chairman of the Insurance Committee and                   200
c/o Triumph Capital, L.P.                1991            Director or Trustee of the Morgan Stanley
237 Park Avenue                                          Funds and TCW/DW Term Trust 2003;
New York, NY                                             director/trustee of various investment
                                                         companies managed by Morgan Stanley
                                                         Investment Management Inc. and Morgan
                                                         Stanley Investments LP (since July 2001);
                                                         General Partner, Triumph Capital, L.P., a
                                                         private investment partnership; formerly
                                                         Vice President, Bankers Trust Company and
                                                         BT Capital Corporation (1984-1988).


Name, Age and Address of
   Independent Trustee     Other Directorships Held by Trustee
-------------------------  -----------------------------------
Dr. Manuel H. Johnson      Director of NVR, Inc. (home
(53)                       construction); Chairman and Trustee
c/o Johnson Smick          of the Financial Accounting
International, Inc.        Foundation (oversight organization
1133 Connecticut Avenue,   of the Financial Accounting
N.W.                       Standards Board).
Washington, D.C.
Michael E. Nugent (66)     Director of various business
c/o Triumph Capital, L.P.  organizations.
237 Park Avenue
New York, NY

Morgan Stanley California Tax-Free Daily Income Trust
TRUSTEE AND OFFICER INFORMATION CONTINUED

Interested Trustees:


                                                      Term of
                                Position(s)         Office and
Name, Age and Address of         Held with           Length of
   Interested Trustee           Registrant         Time Served*    Principal Occupation(s) During Past 5 Years
-------------------------   -------------------   ---------------  -------------------------------------------
Charles A. Fiumefreddo      Chairman of the       Since July 1991  Chairman and Director or Trustee of the
(69)                        Board and Trustee                      Morgan Stanley Funds and TCW/DW Term Trust
c/o Morgan Stanley Trust                                           2003; formerly Chairman, Chief Executive
Harborside Financial                                               Officer and Director of the Investment
Center,                                                            Manager, the Distributor and Morgan Stanley
Plaza Two,                                                         Services, Executive Vice President and
Jersey City, NJ                                                    Director of Morgan Stanley DW, Chairman and
                                                                   Director of the Transfer Agent, and
                                                                   Director and/or officer of various Morgan
                                                                   Stanley subsidiaries (until June 1998) and
                                                                   Chief Executive Officer of the Morgan
                                                                   Stanley Funds and the TCW/DW Term Trusts
                                                                   (until September 2002).
James F. Higgins (54)       Trustee               Since June 2000  Director or Trustee of the Morgan Stanley
c/o Morgan Stanley Trust                                           Funds and TCW/DW Term Trust 2003 (since
Harborside Financial                                               June 2000); Senior Advisor of Morgan
Center,                                                            Stanley (since August 2000); Director of
Plaza Two,                                                         the Distributor and Dean Witter Realty
Jersey City, NJ                                                    Inc.; Director of AXA Financial, Inc. and
                                                                   The Equitable Life Assurance Society of the
                                                                   United States (financial services);
                                                                   previously President and Chief Operating
                                                                   Officer of the Private Client Group of
                                                                   Morgan Stanley (May 1999-August 2000),
                                                                   President and Chief Operating Officer of
                                                                   Individual Securities of Morgan Stanley
                                                                   (February 1997-May 1999).
Philip J. Purcell (59)      Trustee               Since April      Director or Trustee of the Morgan Stanley
1585 Broadway                                     1994             Funds and TCW/DW Term Trust 2003; Chairman
New York, NY                                                       of the Board of Directors and Chief
                                                                   Executive Officer of Morgan Stanley and
                                                                   Morgan Stanley DW; Director of the
                                                                   Distributor; Chairman of the Board of
                                                                   Directors and Chief Executive Officer of
                                                                   Novus Credit Services Inc.; Director and/or
                                                                   officer of various Morgan Stanley
                                                                   subsidiaries.

                                Number of
                                Portfolios
                                 in Fund
                                 Complex
Name, Age and Address of         Overseen
   Interested Trustee          by Trustee**      Other Directorships Held by Trustee
-------------------------  --------------------  -----------------------------------
Charles A. Fiumefreddo                  123      None
(69)
c/o Morgan Stanley Trust
Harborside Financial
Center,
Plaza Two,
Jersey City, NJ
James F. Higgins (54)                   123      None
c/o Morgan Stanley Trust
Harborside Financial
Center,
Plaza Two,
Jersey City, NJ
Philip J. Purcell (59)                  123      Director of American Airlines, Inc.
1585 Broadway                                    and its parent company, AMR
New York, NY                                     Corporation.


----------------------------

   * EACH TRUSTEE SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.
  ** THE FUND COMPLEX INCLUDES ALL OPEN AND CLOSED-END FUNDS (INCLUDING ALL OF THEIR PORTFOLIOS) ADVISED BY MORGAN STANLEY INVESTMENT ADVISORS INC. AND ANY FUNDS THAT HAVE AN INVESTMENT ADVISOR THAT IS AN AFFILIATED PERSON OF MORGAN STANLEY INVESTMENT ADVISORS INC. (INCLUDING BUT NOT LIMITED TO, MORGAN STANLEY INVESTMENT MANAGEMENT INC., MORGAN STANLEY INVESTMENTS LP AND VAN KAMPEN ASSET MANAGEMENT INC.).

Morgan Stanley California Tax-Free Daily Income Trust
TRUSTEE AND OFFICER INFORMATION CONTINUED

Officers:


                                                                                        Term of
                                                 Position(s)                          Office and
     Name, Age and Address of                     Held with                            Length of
         Executive Officer                       Registrant                          Time Served*
-----------------------------------  -----------------------------------  -----------------------------------
Mitchell M. Merin (49)               President and Chief Executive        President since May 1999 and Chief
1221 Avenue of the Americas          Officer                              Executive Officer since September
New York, NY                                                              2002
Barry Fink (48)                      Vice President, Secretary and        Since February 1997
1221 Avenue of the Americas          General Counsel
New York, NY
Thomas F. Caloia (56)                Treasurer                            Since April 1989
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ
Ronald E. Robison (63)               Vice President                       Since October 1998
1221 Avenue of the Americas
New York, NY
Joseph J. McAlinden (59)             Vice President                       Since July 1995
1221 Avenue of the Americas
New York, NY
Francis Smith (37)                   Vice President and Chief Financial   Since September 2002
c/o Morgan Stanley Trust             Officer
Harborside Financial Center,
Plaza Two,
Jersey City, NJ


     Name, Age and Address of
         Executive Officer           Principal Occupation(s) During Past 5 Years
-----------------------------------  -------------------------------------------
Mitchell M. Merin (49)               President and Chief Operating Officer of
1221 Avenue of the Americas          Morgan Stanley Investment Management (since
New York, NY                         December 1998); President, Director (since
                                     April 1997) and Chief Executive Officer
                                     (since June 1998) of the Investment Manager
                                     and Morgan Stanley Services; Chairman,
                                     Chief Executive Officer and Director of the
                                     Distributor (since June 1998); Chairman
                                     (since June 1998) and Director (since
                                     January 1998) of the Transfer Agent;
                                     Director of various Morgan Stanley
                                     subsidiaries; President (since May 1999)
                                     and Chief Executive Officer (since
                                     September 2002) of the Morgan Stanley Funds
                                     and TCW/DW Term Trust 2003; Trustee (since
                                     December 1999) and President and Chief
                                     Executive Officer (since October 2002) of
                                     the Van Kampen Open-End Funds and President
                                     and Chief Executive Officer of the Van
                                     Kampen Closed-End Funds (since December
                                     2002); previously Chief Strategic Officer
                                     of the Investment Manager and Morgan
                                     Stanley Services and Executive Vice
                                     President of the Distributor (April
                                     1997-June 1998), Vice President of the
                                     Morgan Stanley Funds (May 1997-April 1999),
                                     and Executive Vice President of Morgan
                                     Stanley.
Barry Fink (48)                      General Counsel (since May 2000) and
1221 Avenue of the Americas          Managing Director (since December 2000) of
New York, NY                         Morgan Stanley Investment Management;
                                     Managing Director (since December 2000),
                                     and Director (since July 1998) of the
                                     Investment Manager and Morgan Stanley
                                     Services; Assistant Secretary of Morgan
                                     Stanley DW; Vice President, Secretary and
                                     General Counsel of the Morgan Stanley Funds
                                     and TCW/DW Term Trust 2003 (since February
                                     1997); Vice President and Secretary of the
                                     Distributor; previously Vice President and
                                     Assistant General Counsel of the Investment
                                     Manager and Morgan Stanley Services
                                     (February 1997-December 2001).
Thomas F. Caloia (56)                Executive Director (since December 2002)
c/o Morgan Stanley Trust             and Assistant Treasurer of the Investment
Harborside Financial Center,         Manager, the Distributor and Morgan Stanley
Plaza Two,                           Services; previously First Vice President
Jersey City, NJ                      of the Investment Manager, the Distributor
                                     and Morgan Stanley Services; Treasurer of
                                     the Morgan Stanley Funds.
Ronald E. Robison (63)               Managing Director, Chief Administrative
1221 Avenue of the Americas          Officer and Director (since February 1999)
New York, NY                         of the Investment Manager and Morgan
                                     Stanley Services and Chief Executive
                                     Officer and Director of the Transfer Agent;
                                     previously Managing Director of the TCW
                                     Group Inc.
Joseph J. McAlinden (59)             Managing Director and Chief Investment
1221 Avenue of the Americas          Officer of the Investment Manager, Morgan
New York, NY                         Stanley Investment Management Inc. and
                                     Morgan Stanley Investments LP; Director of
                                     the Transfer Agent, Chief Investment
                                     Officer of the Van Kampen Funds.
Francis Smith (37)                   Vice President and Chief Financial Officer
c/o Morgan Stanley Trust             of the Morgan Stanley Funds and TCW/DW Term
Harborside Financial Center,         Trust 2003 (since September 2002);
Plaza Two,                           Executive Director of the Investment
Jersey City, NJ                      Manager and Morgan Stanley Services (since
                                     December 2001); previously Vice President
                                     of the Investment Manager and Morgan
                                     Stanley Services (August 2000-November
                                     2001), Senior Manager at
                                     PricewaterhouseCoopers LLP (January
                                     1998-August 2000) and Associate-Fund
                                     Administration at BlackRock Financial
                                     Management (July 1996-December 1997).


----------------------------

   * EACH OFFICER SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.

Notes

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                          ------------------------------------------------------

                                                     4   4   0    --
                                                     for office use only

                                                     MORGAN STANLEY
                                                     CALIFORNIA
                                                     TAX-FREE        [LOGO]
                                                     DAILY INCOME
                                                     TRUST



                                                  [REMOVE APPLICATION CAREFULLY]
APPLICATION

MORGAN STANLEY CALIFORNIA TAX-FREE DAILY INCOME TRUST
Send to: Morgan Stanley Trust (the "Transfer Agent"),
P.O. Box 1040, Jersey City, NJ 07303
-------------------------------------------------------------------------------
INSTRUCTIONS     For assistance in completing this application,
                 telephone Morgan Stanley Trust at (800) 869-NEWS (Toll-Free).
-------------------------------------------------------------------------------

TO REGISTER
SHARES
(please print)  1.
                  ---------------------------------------------------------------------------------------------------
                   First Name                                                 Last Name


-As joint
 tenants,
 use line 1 & 2   2.
                    ---------------------------------------------------------------------------------------------------
                    First Name                                                  Last Name
                    (Joint tenants with rights of survivorship unless otherwise specified)

                                                                     ---------------------------------------
                                                                           Social Security Number

-As custodian
 for a minor,
 use lines 1 & 3  3.
                    -------------------------------------------------------------------------------------------------
                                                               Minor's Name

                                                                     ---------------------------------------
                                                                           Minor's Social Security Number

                      Under the ___________________________ Uniform Gifts to Minors Act
                                State of Residence of Minor
-In the name of a
 corporation,       4.
 trust,               ---------------------------------------------------------------------------------------------------
 partnership
 or other                                    Name of Corporation, Trust (including trustee name(s)) or Other Organization institutional
 investors,
 use
 line 4              ---------------------------------------------------------------------------------------------------


                                                                     ---------------------------------------
                                                                           Tax Identification Number


                     If Trust, Date of Trust Instrument: _____________________________

--------------------------------------------------------------------------------------------------------------------------------

ADDRESS              ---------------------------------------------------------------------------------------------------

                     ---------------------------------------------------------------------------------------------------
                                  City                        State                           Zip Code
--------------------------------------------------------------------------------------------------------------------------------
TO PURCHASE
SHARES:
Minimum Initial      / / CHECK (enclosed) $________________ (Make Payable to Morgan Stanley
Investment:                                                                  California Tax-Free Daily Income Trust)
$5,000               / / WIRE*  On_______________           MF* _________________________________
                                       (Date)                  (Control number, this transaction)


                        --------------------------------------------------------------------------------------------------
                        Name of Bank                                                                        Branch

                        --------------------------------------------------------------------------------------------------
                        Address

                        --------------------------------------------------------------------------------------------------
                        Telephone Number

                        * For an initial investment made by wiring funds, obtain a control number by calling: (800) 869-NEWS
                          (Toll-Free).
                          Your bank should wire to:

                        Bank of New York for credit to account of Morgan Stanley Trust

                        Account Number: 8900188413

                        Re: Morgan Stanley California Tax-Free Daily Income Trust

                        Account Of: _____________________________________________

                                    (Investor's Account as Registered at the Transfer Agent)

                        Control or Account Number:______________________________________
                                                   (Assigned by Telephone)

--------------------------------------------------------------------------------------------------------------------------------
                                                         OPTIONAL SERVICES
--------------------------------------------------------------------------------------------------------------------------------
                      NOTE: If you are a current shareholder of Morgan Stanley California Tax-Free Daily
                      Income Trust, please indicate your fund account number here.
                        [4]   [4]   [0]  -
                                            ------------------------------
--------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS            All dividends will be reinvested daily in additional shares, unless the following option is selected:

                     / / Pay income dividends by check at the end of each month.
--------------------------------------------------------------------------------------------------------------------------------
WRITE YOUR OWN       / / Send an initial supply of checks.
CHECK                FOR JOINT ACCOUNTS:
                     / / CHECK THIS BOX IF ALL OWNERS ARE REQUIRED TO SIGN CHECKS.
--------------------------------------------------------------------------------------------------------------------------------

PAYMENT TO                  /  /    Morgan Stanley Trust is hereby authorized to honor telephonic or other instructions,
PREDESIGNATED                       without signature guarantee,  from any person for the redemption of any or all shares
BANK ACCOUNT                        of Morgan Stanley California Tax-Free Daily Income Trust held in my (our) account provided that proceeds are transmitted only to the following bank account.
                                    (Absent its own negligence, neither Morgan Stanley California Tax-Free Daily Income
                                    Trust nor Morgan Stanley Trust (the  "Transfer Agent") shall be liable for any redemption caused by unauthorized instruction(s)):
Bank Account must be in
same name as shares are
registered                  --------------------------------------------------------------   ----------------------------
                            NAME & BANK ACCOUNT NUMBER                                        BANK'S ROUTING TRASMITTAL CODE
                                                                                                     (ASK YOUR BANK)
Minimum Amount:
$1,000                      ---------------------------------------------------------------
                            NAME OF BANK

                            ---------------------------------------------------------------
                            ADDRESS OF BANK

                            (       )
                            ---------------------------------------------------------------
                            TELEPHONE NUMBER OF BANK

--------------------------------------------------------------------------------------------------------------------------------
                                                             SIGNATURE AUTHORIZATION
--------------------------------------------------------------------------------------------------------------------------------

FOR ALL ACCOUNTS            NOTE: RETAIN A COPY OF THIS DOCUMENT FOR YOUR RECORDS. ANY MODIFICATION OF THE INFORMATION
                            BELOW WILL REQUIRE AN AMENDMENT TO THIS FORM. THIS DOCUMENT IS IN FULL FORCE AND EFFECT
                            UNTIL ANOTHER DULY EXECUTED FORM IS RECEIVED BY THE TRANSFER AGENT.

                            The "Transfer Agent"  is hereby authorized to act as agent for the registered owner of shares of Morgan Stanley California Tax-Free Daily Income Trust (the "Fund")
                            in effecting redemptions of shares and is authorized to recognize the signature(s)  below in payment of funds resulting from such redemptions on behalf of the registered owners of such shares. The Transfer Agent shall be liable only for its own negligence and not for default or negligence of its correspondents, or for losses in transit.  The Fund shall not be liable for any default or negligence of the Transfer Agent.

                            I (we) certify to my (our) legal capacity, or the capacity of the investor named above, to invest in and redeem shares of, and I (we) acknowledge receipt of a current prospectus of,
                            Morgan Stanley California Tax-Free Daily Income Trust and (we) further certify my (our) authority to sign and act for and on behalf of the investor.

                            Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number and (2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. (Note: You must cross out item  (2)
                            above if you have been notified by IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.)

                            For Individual, Joint and Custodial Accounts for Minors, Check Applicable Box:
                            / / I am a United States Citizen.                     / / I am not a United States Citizen.

                                                  SIGNATURE(S) (IF JOINT TENANTS, ALL MUST SIGN)


Name(s) must be
signed exactly the
same as shown on
lines 1 to 4 on the
reverse side of this
application
                            SIGNATURE MUST BE KEPT WITHIN ABOVE AREA           SIGNATURE MUST BE KEPT WITHIN ABOVE AREA



                            SIGNATURE MUST BE KEPT WITHIN ABOVE AREA           SIGNATURE MUST BE KEPT WITHIN ABOVE AREA

                      SIGNED THIS ___________________  DAY OF ____________________, 20__.

                                         FOR CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER ORGANIZATIONS

                      The following named persons are currently officers/trustees/general partners/other authorized signatories of the Registered Owner, and any __* of them ("Authorized Person(s)") is/are currently authorized under the applicable governing document to act with full power to sell,  assign or transfer securities of the Fund for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

                                         NAME/TITLE                                          SIGNATURE
In addition,
complete
Section A or B
below.
                            SIGNATURE MUST BE KEPT WITHIN ABOVE AREA           SIGNATURE MUST BE KEPT WITHIN ABOVE AREA



                            SIGNATURE MUST BE KEPT WITHIN ABOVE AREA           SIGNATURE MUST BE KEPT WITHIN ABOVE AREA



                            SIGNATURE MUST BE KEPT WITHIN ABOVE AREA           SIGNATURE MUST BE KEPT WITHIN ABOVE AREA

                      SIGNED THIS ___________________  DAY OF ____________________, 20__.

                      The Transfer Agent may, without inquiry, act only upon the instruction of ANY PERSON(S)  purporting to be (an) Authorized Person(s) as named in the Certification Form last received by the Transfer
                      Agent. The Transfer Agent and the Fund shall not be liable for any claims, expenses (including legal fees) or losses resulting from the Transfer Agent having acted upon any instruction reasonably believed genuine.

                      ----------------------------------------------------------------------------------------------------
                      *INSERT A NUMBER. UNLESS OTHERWISE INDICATED, THE TRANSFER AGENT MAY HONOR INSTRUCTIONS OF ANY ONE
                       OF THE PERSONS NAMED ABOVE.



--------------------------------------------------------------------------------------------------------------------------------
SECTION (A)           NOTE: EITHER A SIGNATURE GUARANTEE OR CORPORATE SEAL IS REQUIRED.
CORPORATIONS AND
INCORPORATED
ASSOCIATIONS ONLY.    I, ______________________, Secretary of the Registered Owner, do hereby certify that at a meeting on _____________________ at which a quorum was present throughout, the Board of Directors of the corporation/the officers of the association duly adopted a resolution, which is in full force and
SIGN ABOVE AND COM-   effect and in accordance with the Registered Owner's charter and by-laws, which resolution did
PLETE THIS            the following: (1) empowered the above-named Authorized Person(s) to effect securities
SECTION               transactions for the Registered Owner on the terms described above; (2) authorized the Secretary to certify, from time to time, the names and titles of the officers of the Registered Owner and to notify the Transfer Agent when changes in office occur; and (3) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until the Transfer Agent receives a duly execute amendment to the Certification Form.
SIGNATURE
GUARANTEE**           Witness my hand on behalf of the corporation/association this__________ day of ___________ , 20__.
(or Corporate Seal)

                                                 ------------------------------------------------------------------------
                                                                                Secretary**

                      The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the corporation/association.

SIGNATURE
GUARANTEE**
(or Corporate Seal)
                                                 ------------------------------------------------------------------------
                                                    Certifying Officer of the Corporation or Incorporated Association**

--------------------------------------------------------------------------------------------------------------------------------
SECTION (B) ALL       NOTE: A SIGNATURE GUARANTEE IS REQUIRED.
OTHER
INSTITUTIONAL
INVESTORS                          ---------------------------------------------------------------------------------------
                                                                            Certifying
SIGNATURE                                                    Trustee(s)/General Partner(s)/Other(s)**
GUARANTEE**

SIGN ABOVE AND COM-                ---------------------------------------------------------------------------------------
PLETE THIS SECTION                                                          Certifying
                                                             Trustee(s)/General Partner(s)/Other(s)**

                      ----------------------------------------------------------------------------------------------------
                      **SIGNATURE(S) MUST BE GUARANTEED BY AN ELIBIGLE GUARANTOR


--------------------------------------------------------------------------------------------------------------------------------
DEALER                Above signature(s) guaranteed. Prospectus has been delivered by undersigned to above-named applicant(s).
(if any)
Completion by
dealer only
                      ------------------------------------------   ------------------------------------------------------
                      Firm Name                                    Office Number-Account Number at Dealer-F/A Number

                      ------------------------------------------   ------------------------------------------------------
                      Address                                      Financial Advisor's Last Name

                      ------------------------------------------   ------------------------------------------------------
                      City, State, Zip Code                        Branch Office



-Registered Trademark- 2003 Morgan Stanley Distributors Inc.

  Morgan Stanley Funds
-----------------------------------------


- GLOBAL/INTERNATIONAL FUNDS
 European Growth Fund
 Fund of Funds - International Portfolio
 Global Advantage Fund
 Global Dividend Growth Securities
 International Fund
 International SmallCap Fund
 International Value Equity Fund
 Japan Fund
 Latin American Growth Fund
 Pacific Growth Fund

- GROWTH FUNDS
 21st Century Trend Fund
 Aggressive Equity Fund
 All Star Growth Fund
 American Opportunities Fund
 Capital Opportunities Trust
 Developing Growth Securities Trust
 Growth Fund
 KLD Social Index Fund
 Market Leader Trust
 Nasdaq-100 Index Fund
 New Discoveries Fund
 Next Generation Trust
 Small-Mid Special Value Fund
 Special Growth Fund
 Special Value Fund
 Tax-Managed Growth Fund

- GROWTH + INCOME FUNDS
 Allocator Fund
 Balanced Growth Fund
 Balanced Income Fund
 Convertible Securities Trust
 Dividend Growth Securities
 Equity Fund
 Fund of Funds - Domestic Portfolio
 Fundamental Value Fund
 Income Builder Fund
 Mid-Cap Value Fund
 S&P 500 Index Fund
 Strategist Fund
 Total Market Index Fund
 Total Return Trust
 Value Fund
 Value-Added Market Series/
   Equity Portfolio

- INCOME FUNDS
 Diversified Income Trust
 Federal Securities Trust
 High Yield Securities
 Intermediate Income Securities
 Limited Duration Fund (NL)
 Limited Duration U.S. Treasury Trust
 Liquid Asset Fund (MM)
 U.S. Government Money Market Trust (MM)
 U.S. Government Securities Trust

- SPECIALTY FUNDS
 Biotechnology Fund
 Financial Services Trust
 Global Utilities Fund
 Health Sciences Trust
 Information Fund
 Natural Resource Development Securities
 Real Estate Fund
 Technology Fund
 Utilities Fund

- TAX-FREE INCOME FUNDS
 California Tax-Free Daily Income Trust (MM)
 California Tax-Free Income Fund
 Hawaii Municipal Trust (FSC)
 Limited Term Municipal Trust (NL)
 Multi-State Municipal Series Trust (FSC)
 New York Municipal Money Market Trust (MM)
 New York Tax-Free Income Fund
 Tax-Exempt Securities Trust
 Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------



  THERE MAY BE FUNDS CREATED OR TERMINATED AFTER THIS PROSPECTUS WAS PUBLISHED. PLEASE CONSULT THE INSIDE BACK COVER OF A NEW FUND'S PROSPECTUS FOR ITS DESIGNATION, E.G., MULTI-CLASS FUND OR MONEY MARKET FUND.



  UNLESS OTHERWISE NOTED, EACH LISTED MORGAN STANLEY FUND, EXCEPT FOR LIMITED DURATION U.S. TREASURY TRUST, IS A MULTI-CLASS FUND. A MULTI-CLASS FUND IS A MUTUAL FUND OFFERING MULTIPLE CLASSES OF SHARES. THE OTHER TYPES OF FUNDS ARE:
  NL - NO-LOAD (MUTUAL) FUND; MM - MONEY MARKET FUND; FSC - A MUTUAL FUND SOLD WITH A FRONT-END SALES CHARGE AND A DISTRIBUTION (12b-1) FEE.

                                                           [MORGAN STANLEY LOGO]
Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS (the current annual report is included in this PROSPECTUS). The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:
                                 (800) 869-NEWS
You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
                          www.morganstanley.com/funds
Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

 TICKER SYMBOL:  DSCXX

Morgan Stanley California Tax-Free
Daily Income Trust

                                                                   [COVER PHOTO]
A MONEY MARKET FUND THAT SEEKS
TO PROVIDE AS HIGH A LEVEL OF
DAILY INCOME EXEMPT FROM FEDERAL
AND CALIFORNIA INCOME TAX AS IS
CONSISTENT WITH STABILITY OF
PRINCIPAL AND LIQUIDITY

                                                  Prospectus - February 26, 2003



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-5554.)
        CLF NO. 3855501

STATEMENT OF ADDITIONAL INFORMATION


FEBRUARY 26, 2003


MORGAN STANLEY
CALIFORNIA
TAX-FREE DAILY
INCOME TRUST

----------------------------------------------------------------------


     This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated February 26, 2003) for the Morgan Stanley California Tax-Free Daily Income Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.



Morgan Stanley California Tax-Free Daily Income Trust
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    I.  Fund History.....................................................    4
   II.  Description of the Fund and Its Investments and Risks............    4
        A. Classification................................................    4
        B. Investment Strategies and Risks...............................    4
        C. Investment Objective/Policies/Restrictions....................   16
  III.  Management of the Fund...........................................   17
        A. Board of Trustees.............................................   17
        B. Management Information........................................   18
        C. Compensation..................................................   23
   IV.  Control Persons and Principal Holders of Securities..............   25
    V.  Investment Management and Other Services.........................   25
        A. Investment Manager............................................   25
        B. Principal Underwriter.........................................   26
        C. Services Provided by the Investment Manager...................   26
        D. Rule 12b-1 Plan...............................................   27
        E. Other Service Providers.......................................   29
        F. Codes of Ethics...............................................   30
   VI.  Brokerage Allocation and Other Practices.........................   30
        A. Brokerage Transactions........................................   30
        B. Commissions...................................................   30
        C. Brokerage Selection...........................................   31
        D. Directed Brokerage............................................   31
        E. Regular Broker-Dealers........................................   31
  VII.  Capital Stock and Other Securities...............................   32
 VIII.  Purchase, Redemption and Pricing of Shares.......................   32
        A. Purchase/Redemptions of Shares................................   32
        B. Offering Price................................................   33
   IX.  Taxation of the Fund and Shareholders............................   35
    X.  Underwriters.....................................................   38
   XI.  Calculation of Performance Data..................................   38
  XII.  Financial Statements.............................................   39

                       GLOSSARY OF SELECTED DEFINED TERMS

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

    "CUSTODIAN" -- The Bank of New York.

    "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

    "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

    "FUND" -- Morgan Stanley California Tax-Free Daily Income Trust, a registered no-load open-end investment company.

    "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

    "INVESTMENT MANAGER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.


    "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.


    "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

    "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

    "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

    "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

    "TRUSTEES" -- The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

    The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on April 25, 1988, with the name Dean Witter/Sears California Tax-Free Daily Income Trust. On February 19, 1993, the Fund's name was changed to Dean Witter California Tax-Free Daily Income Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter California Tax-Free Daily Income Trust. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley California Tax-Free Daily Income Trust.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company whose investment objective is to provide as high a level of daily income exempt from federal and California income tax as is consistent with stability of principal and liquidity.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies" and "Principal Risks."

    LEASE OBLIGATIONS. Included within the revenue bonds category in which the Fund may invest are participations in lease obligations or installment purchase contracts (collectively called "lease obligations") of municipalities. State and local governments issue lease obligations to acquire equipment and facilities.

    Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.


    TAXABLE SECURITIES. The Fund may invest up to 20% of its assets in taxable money market instruments, repurchase agreements and non-California tax-exempt securities. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment proceeds of sale of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. Only those non-California tax-exempt securities which satisfy the standards established for California tax-exempt securities may be purchased by the Fund.


    The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.

    VARIABLE RATE AND FLOATING RATE OBLIGATIONS. The Fund may invest in Municipal Bonds and Municipal Notes ("Municipal Obligations") of the type called variable rate and floating rate obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals and, on a floating rate obligation, whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate and floating rate obligations should enhance the ability of the Fund to maintain a stable net asset value per share and to sell obligations prior to maturity at a price that is approximately the full principal amount of the obligations. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether an obligation meets the Fund's investment quality requirements.


    INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. The Fund may invest more than 25% of its assets in industrial development and pollution control bonds (two kinds of tax-exempt Municipal Bonds) whether or not the users of facilities financed by such bonds are in the same industry. In cases where such users are in the same industry, there may be additional risk to the Fund in the event of an economic downturn in such industry, which may result generally in a lowered need for such facilities and a lowered ability of such users to pay for the use of such facilities.


    PUT OPTIONS. The Fund may purchase securities together with the right to resell them to the seller at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is commonly known as a "put," and the aggregate price which the Fund pays for securities with puts may be higher than the price which otherwise would be paid for the securities. The primary purpose of this practice is to permit the Fund to be fully invested in securities, the interest on which is exempt from Federal and California personal income tax, while preserving the necessary flexibility and liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund's policy is, generally, to exercise the puts on their expiration date, when the exercise price is higher than the current market price for the related securities. Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to their expiration date in the event the Investment Manager revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the Investment Manager considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund's portfolio.

    The Fund values securities which are subject to puts at their amortized cost and values the put, apart from the security, at zero. Thus, the cost of the put will be carried on the Fund's books as an unrealized loss from the date of acquisition and will be reflected in realized gain or loss when the put is exercised or expires. Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Trustees. Each dealer will be approved on its own merits and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Trustees will review, among other things, the ratings, if available, of equity and debt securities of such municipal securities dealers, their reputations in the municipal securities markets, the net worth of such dealers and their efficiency in consummating transactions. Bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. The Trustees have directed the Investment Manager not to enter into put transactions with, and to exercise outstanding puts of, any municipal securities dealer which, in the judgment of the Investment Manager, ceases at any time to present a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could be subsequently recovered from such dealer.

    In Revenue Ruling 82-144, the Internal Revenue Service stated that, under certain circumstances, a purchaser of tax-exempt obligations which are subject to puts will be considered the owner of the obligations for Federal income tax purposes.

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well capitalized and well established financial institutions, whose financial condition will be continuously monitored by the Investment Manager. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the resale price which consists of the acquisition price paid to the seller of the securities plus the accrued resale premium which is defined as the amount specified in the repurchase agreement or the daily amortization of the difference between the acquisition price and the resale price specified in the repurchase agreement. Such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934 that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the Requisite NRSROs (as defined under Rule 2a-7 of the Investment Company Act of 1940). Additionally, Upon an Event of Insolvency (as defined under
Rule 2a-7) with respect to the seller, the collateral must qualify the repurchase agreement for preferential treatment under a provision of applicable insolvency law providing an exclusion from any automatic stay of creditors' rights against the seller. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 10% of its total assets. The Fund's investments in repurchase agreements may at times be substantial when, in the view of the Fund's investment manager, liquidity or other considerations warrant.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time the Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash, cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued or delayed delivery basis.


    THE STATE OF CALIFORNIA -- SPECIAL INVESTMENT CONSIDERATIONS. As described in the Prospectus, the Fund will normally invest substantially all of its assets in California municipal securities. The portfolio of the Fund may include securities issued by the State of California (the "State"), by its various public bodies (the "Agencies") and/or by other municipal entities located within the State (securities of all such entities are referred to herein as "California municipal securities").



    In addition, the specific California municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the Treasurer's office of the State. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no assurance on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.



    GENERAL ECONOMIC CONDITIONS. The economy of the State is the largest among the 50 states and is one of the largest in the world, having major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a moderate recession in early 2001, losing approximately 250,000 jobs in calendar year 2001. The recession is concentrated in the state's high-tech sector and tourism industry. Unemployment in the State has risen from 4.7 percent in February 2001 to 6.4 percent in November 2002.



    The State projects growth in nonfarm employment in calendar year 2003 to be an average of 2.1 percent. The State forecasted that the unemployment rate -- a lagging indicator -- would edge up to a 6.4 percent average in 2002 from a 6.0 percent average in 2001, and then decline to 5.7 percent in 2003.



    California's July 1, 2001 population of nearly 35 million represented over 12 percent of the total United States population. California's population is concentrated in metropolitan areas. As of the April 1, 2000 census 97 percent of the State's population resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the five-county Los Angeles area accounted for
48 percent of the State's population with over 16.0 million residents and the 10-county San Francisco Bay Area represented 21 percent of the State's population with a population of over 7.0 million.



    Construction trends are expected by the State to be mixed. Low interest rates and a large backlog of unmet demand continued to encourage further gains in new residential construction in 2002. The State forecasted 153,000 new units to be authorized by building permits in 2002, up from 149,000 in 2001. However, in 2003, the State expects homebuilding to decline to 148,000 units.



    The State expected that slower job growth, coupled with new supply already under construction, would result in rising commercial and retail vacancy rates, which in turn would discourage new construction starts. After several years of strong double-digit growth, the State expected nonresidential permit values (not adjusted for inflation) to slow in 2002, but edge back up in 2003.



    The State attributes the weakness in personal income growth in 2002 to a drop in capital gains as well as due to lower reduced stock option income. Capital gains for the 2001 tax year are estimated to have decreased by 60 percent to $47 billion, and the State projects further decreases in Fiscal Year 2002-2003. Stock options are estimated to have dropped by almost
45 percent, to $44 billion in 2001 and are forecast by the State to have declined further in 2002.



    PRIOR FISCAL YEARS' FINANCIAL RESULTS. The combination of resurging exports, a strong stock market, and a sharp-growing economy in 1999 and early 2000 resulted in strong growth in revenues of the State's General Fund (the "General Fund") during fiscal year 1999-2000. Since early 2001 the State has faced severe financial challenges, which may continue for several years.



    The Fiscal Year 2001-2002 Budget Act (the "2001 Budget Act") was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The spending plan for 2001-2002 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The State could accomplish such spending reductions without serious program cuts because such a large part of the 2000 Budget Act was comprised of one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the Special Fund for Economic Uncertainties at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act also included special fund expenditures of $21.3 billion and bond fund expenditures of $3.2 billion. The State issued
$5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program.



    CURRENT STATE BUDGET. The Fiscal Year 2002-2003 Budget Act (the "2002 Budget Act") was signed by the Governor on September 5, 2002, almost nine weeks after the start of the fiscal year -- the latest budget signing in the State's recorded history. The 2002 Budget Act closed the $23.6 billion budget gap between expenditures and revenues resulting from the slowdown in economic growth in the State and the steep drop in stock market levels (the "2002 Budget Gap") through a combination of program reductions, loans, fund shifts, accelerations and transfers and modest tax changes. Program reductions and the receipt of funds from the tobacco securitization settlement account for approximately
50 percent of the approach to close the 2002 Budget Gap. The Governor vetoed almost $235 million in General Fund expenditures in addition to the $9 billion in reductions contained in the budget passed by the Legislature. The 2002 Budget Act projects General Fund revenues in Fiscal Year 2002-2003 will be about
$79.1 billion. The 2002 Budget Act contains a reserve of $1.035 billion.



    The $98.9 billion spending plan for Fiscal Year 2002-2003 includes General Fund expenditures of $76.7 billion, a reduction from Fiscal Year 2001-2002. The 2002 Budget Act also includes special fund expenditures of $19.4 billion and bond fund expenditures of $2.8 billion. The State issued $12.5 billion of revenue anticipation notes as part of its cash management plan.



    The State Legislative Analyst (the "Legislative Analyst"), fiscal experts and political leaders in the State acknowledged that the 2002 Budget Act left a large gap between the expected level of tax and other continuing revenues and projected expenditures under current programs for future years, referred to as a "structural deficit." The Legislative Analyst estimated the structural deficit for the 2002-2003 fiscal year to be in the range of at least $10 billion, with similar deficits for several further years, absent corrective action. Actions to resolve the structural deficit in the future will be much more challenging because many one-time techniques used in the 2002 Budget Act cannot be replicated.



    Some of the important features of the 2002 Budget Act are the following:



   - Total Proposition 98 spending, which guarantees K-12 schools a minimum share of General Fund revenues, increased by 8.6 percent to $41.6 billion. Total K-12 spending per pupil increased by 6.9 percent to $7,067. Total General Fund spending for K-12 education is $30.8 billion, which funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs. In addition, a total of $143.3 million in Proposition 98 appropriations were vetoed and set aside to be appropriated later in Fiscal Year 2002-2003 for any increased costs in existing programs such as enrollment or other necessary funding adjustments. The 2002 Budget Act reflects a total increase in federal funding of $738 million under the recently enacted No Child Left Behind Act, which helps support existing education programs and augments funding in selected areas.



   - Higher education funding decreased slightly by 0.2 percent, compared to revised 2001-2002 estimates, but allows for enrollment increases at the University of California, the California State University and California Community College systems with no fee increases.



   - Health, welfare and social services funding decreased by 2 percent from Fiscal Year 2001-2002 to $21.6 billion.



   - The 2002 Budget Act contains $4.4 billion of continuing tax relief.



   - The 2002 Budget Act provides criminal justice assistance to local governments including $232.6 million for support of local front-line law enforcement and county juvenile justice crime prevention programs, $50.8 million in federal grant funding to support anti-bioterrorism activities by the State and its 58 counties and $38.2 million to cities and special districts for reimbursement of jail booking fees paid to counties and other cities in 1997-1998.



   - The 2002 Budget Act includes an additional appropriation of $89.6 million for the California Highway Patrol for security purposes. These costs are expected to be reimbursed by the federal government.



    The Proposed 2003-2004 Governor's Budget (the "Proposed 2003-2004 Governor's Budget"), released on January 10, 2003, presents the Governor's plan to address the estimated $34.8 billion budget gap projected by the State for Fiscal Year 2003-2004 (the "2003 Budget Gap"). The Governor proposed raising the income tax for those in the highest bracket and increasing the State sales and cigarette taxes. The revenues from such increases would be directed to local governments in order to assist in the funding of several programs, the responsibility for which would be shifted from the State to local governments. The Governor also proposed retention by the State of the vehicle license fees which are usually sent to local governments. Billions of dollars in program cuts and loan and fund shifts were also proposed to balance the budget.



    It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

    RATINGS. Currently, the following ratings for the State's general obligation bonds have been received from Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Fitch, Inc. ("Fitch"):



        FITCH               MOODY'S               S&P
        -----               -------               ---
          A                    A1                  A



   Presently, the State's rating outlook with Moody's remains negative and its rating with Fitch remains on rating watch -- negative. These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant. The most recent rating information may be obtained from the rating agency furnishing such ratings or through the Treasurer's office of the State.



    RECENT DEVELOPMENTS REGARDING NATURAL GAS AND ELECTRICITY. During the past two years California experienced difficulties with the prices and supplies of natural gas and electricity in much of the State. The State projects these difficulties are likely to continue for several years. The State Department of Finance believes there is potential for economic disruption if power supplies are interrupted, and that longer term business investment and location decisions may be adversely affected by potential disruptions.



    Shortages of electricity available within the service areas of California's three investor-owned utilities (the "Utilities") resulted in the need to implement rotating electricity blackouts in 2001. Following the first incidence of such blackouts in January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act (the "Emergency Services Act") on the basis that the electricity available from California's Utilities was insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program").



    DWR borrowed money from the General Fund of the State for DWR's power supply program between January and June 2001. The amount due to the General Fund was $6.1 billion plus accrued interest of approximately $500 million. In October and November of 2002, DWR issued approximately $11.26 billion in revenue bonds in several series and used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and to repay the General Fund. The DWR revenue bonds are not a debt or liability of the State nor do the DWR revenue bonds directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.



    The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the "IOUs") the portion of their power not provided by the IOUs. The power supply program has become self-supporting and the State does not expect to make any additional loans from the General Fund will be made.



    A number of lawsuits and administrative proceedings involving DWR have been commenced concerning various aspects of the energy situation. See also "Pending Litigation" below for a discussion of energy-related litigation involving the State that may have a direct impact on the State's General Fund.



    TOBACCO SETTLEMENT. In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Under the settlement agreement, the tobacco manufacturers agreed to pay California governments a total of approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $900 million per year will continue in perpetuity. Under a separate Memorandum of Understanding, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The 2002

Budget Act forecasts payments to the State totaling $474 million in 2002-2003 which will be deposited in a special fund to pay certain healthcare costs and debt service payments for a Tobacco Settlement securitization.



    The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the tobacco companies' payments because of certain types of federal legislation, or decreases in cigarette sales. Settlement payments can increase due to inflation or increases in cigarette sales. The "second annual" payment, received in April 2002, was 15.3 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. In the event that any of the tobacco companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions, thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages.



    LOCAL GOVERNMENTS. The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to over 9,800,000 (Los Angeles). Counties are responsible for providing many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also about 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and other constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.



    In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of the post-Proposition 13 aid to local government entities other than K-12 education districts, by requiring cities and counties to transfer some of their property tax revenues to school districts. The 2002 Budget Act expands such transfers to temporarily include community redevelopment agencies which were not included in the original transfers. These agencies will have to pay $75 million to school districts in 2002-03.



    The State has also provided funding to counties and cities through various programs. The 2002 Budget Act and related legislation continue to provide assistance to local governments, including approximately $308 million for various local public safety programs, including the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement and county juvenile justice and crime prevention programs, approximately $134 million for deferred maintenance of local streets and roads, $39 million for property tax losses incurred by enrolling agricultural land in Williamson Act contracts, $38 million for environmental protection and hundreds of millions for health and human services. Nevertheless, the State's financial challenges may have an impact on whether these moneys are actually allocated to the local governments.



    On November 5, 1996 voters approved Proposition 218 called the "Right to Vote on Taxes Act" which incorporates Articles XIII C and XIII D into the California Constitution. Those provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments, or charges through local initiatives. Proposition 218 does not affect the State or its ability to levy or collect taxes.



    The voters of California adopted a statutory initiative ("Proposition 62") at the November 4, 1986 election, which added Sections 53720 to 53730 to the Government Code of the State, and requires that all new local taxes be approved by the voters. Several courts have held that Proposition 62 does not apply to charter cities, but does apply to other local government entities such as non-charter cities, counties and school districts. However, Proposition 218, as a constitutional amendment, is applicable to charter cities and supersedes many of the provisions of Proposition 62.



    On June 4, 2001, in Howard Jarvis Taxpayers Association v. City of La Habra, the California Supreme Court held that a local governmental entity's continued imposition and collection of a tax subject to the requirements of Proposition 62, without voter approval was a continuous violation of Proposition 62 and that the validity of a tax measure may be challenged within the statutory period after any collection of the tax, regardless of whether more than three years had passed since the tax measure was adopted. Thus, each time an unconstitutional tax is collected, the statue of limitations is triggered again. Various California local governments may be subject to challenge under the La Habra ruling. Should a challenge be successful, Proposition 62 provides that the portion of the one percent general ad valorem property tax levy allocated to that local government is reduced by $1 for every $1 in revenue attributable to the improperly imposed tax for each year that such tax is collected. The practical applicability of this provision has not been determined. Future litigation and legislation may resolve some or all of the issues raised by the City of La Habra decision.



    WELFARE. The entire Statewide welfare system was changed in response to the change in federal welfare law in 1996. The federal block grant formula established in 1996 is operative through federal fiscal year 2002. Under the revised basic State welfare system, California Work Opportunity and Responsibility to Kids ("CalWORKs"), counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-1997 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes. Under CalWORKs, counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.



    Welfare caseloads have declined with the implementation of the CalWORKs program. The 2002-2003 CalWORKs caseload is projected by the State to be 522,000, up from 507,000 cases in 2001-2002. This represents a decline from the growth in welfare caseloads in the early 1990s, when caseload peaked at 921,000 cases in 1994-1995.



    CONSTITUTIONAL AND STATUTORY LIMITATIONS. Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on June 3, 1986, Proposition 46, an amendment to Article XIII A, was approved by the voters of the State of California, creating a new exemption under
Article XIII A permitting an increase in ad valorem taxes on real property in excess of 1 percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. The constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value, an assessment practice utilized by other county assessors in the State, has been legally challenged.



    On November 7, 2000, voters approved Proposition 39 called the "Smaller Classes, Safer Schools and Financial Accountability Act" (the "Smaller Classes Act"). Effective upon its passage, the Smaller Classes Act allows an alternative means of seeking voter approval for bonded indebtedness by 55 percent of the vote, rather than the two-thirds majority required under Section 18 of
Article XVI of the California Constitution. The reduced 55 percent voter requirement applies only to schools and community college districts.



    Article XIII B of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing. To the extent that the revenues of the State and/or local governments exceed their appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt service costs are not included in the appropriations limit.

    At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. Proposition 98 changed State funding of public education below the university level and the operation of the state appropriations limit, primarily by guaranteeing K-12 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-12 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the
Article XIII B limit to K-12 schools.



    Increased total revenues, in the 1994-1995 through 2002-2003 Fiscal Years along with policy decisions to increase K-12 appropriations have resulted in significant increases in Proposition 98 appropriations for those years. Because of the State's increasing revenues and emphasis on improving education resources, per-pupil funding at the K-12 level has increased by more than 60 percent from the level in place in 1994-1995, to an estimated $7,067 per pupil in 2002-2003.



    At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made the proposition is not expected to have any adverse impact on the State's cash flow.



    FUTURE INITIATIVES. Articles XIII A, XIII B, XIII C and XIII D and Propositions 2, 62, 98 and 39 were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.



    PENDING LITIGATION. The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State as disclosed by the State are described below.



    The State is a defendant in PATERNO V. STATE OF CALIFORNIA, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. The Court ruled that the 3,000 plaintiffs take nothing from the State or its co-defendant, Reclamation District 784. Plaintiffs have appealed. Briefing is underway.



    In HOWARD JARVIS TAXPAYERS ASSOCIATION ET AL. V. KATHLEEN CONNELL, the Court of Appeal upheld the Controller's authority to make payments pursuant to continuing appropriations in the absence of a state budget. Thus, the Controller may make payments of principal and interest on state bonds. However, the Court of Appeal held that absent an adopted budget or emergency appropriation, the State Controller could not disburse certain Proposition 98 moneys. The Supreme Court granted the Controller's Petition for Review on a procedural issue unrelated to continuing appropriations and stayed the trial court's injunction. However, the Supreme Court may consider all of the issues raised in the case.



    In COUNTY OF ORANGE V. ORANGE COUNTY ASSESSMENT APPEALS BOARD #3; BEZAIRE, ET. AL., REAL PARTIES IN INTEREST, the Superior Court of Orange County has determined that the Orange County assessor's office received property taxes from two taxpayers in excess of the amounts collectable under Article XIIIA of the California Constitution (sometimes referred to as "Proposition 13"). The plaintiffs' legal claim focuses on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. The plaintiffs are also seeking the certification of their action as a class action. Pending the determination of certain class certification issues, the court's decision is not final. Should the court's determination become final, it will bind only the County of Orange and its assessor's office. However, indirect effects of a final determination that the contested assessment practices are contrary to Proposition 13, could result in costs to the State in an aggregate amount in excess of $400 million.



    In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In MCMAHON
V. STATE, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding.



    The State has been involved in three refund actions, CALIFORNIA ASSN. OF RETAIL TOBACCONISTS (CART), ET AL. V. BOARD OF EQUALIZATION ET AL., CIGARETTES CHEAPER! ET AL. V. BOARD OF EQUALIZATION, ET AL. and MCLANE/ SUNEAST, ET AL. V. BOARD OF EQUALIZATION, ET AL., that challenge the constitutionality of Proposition 10, which voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. Judgment in favor of all defendants as to all 30 consolidated counts was entered on January 9, 2001. The CART plaintiffs and Cigarettes Cheaper! plaintiffs timely appealed these and all other issues. Briefing is completed. Due to the challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 with interest, which could amount to several billion dollars by the time the cases are finally resolved.



    In CHARLES DAVIS, ET AL. V. CALIFORNIA HEALTH AND HUMAN SERVICES AGENCY, ET AL., the plaintiffs have brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at Laguna Honda Hospital should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. Rough estimates suggest that the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program.



    In STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON, ET AL., the plaintiffs have brought a class action in federal District Court, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and various other federal laws, because they result in unnecessary institutionalization of developmentally disabled persons. Early estimates suggest that the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not modify the scope of the program.



    In THE LIMITED STORES, INC. AND AFFILIATES V. FRANCHISE TAX BOARD (Alameda Superior Court No. 837723-0) plaintiff has brought a bank and corporation tax refund action to recover $5,627,713.30, plus interest, attorney's fees and costs. Plaintiff's primary allegation is that the Franchise Tax Board mischaracterized the gross receipts from their sale of certain short-term financial instruments and that this resulted in a violation of the Due Process and Commerce Clauses of the U.S. Constitution. Other taxpayers have raised the same issue in administrative actions. Consequently, final decision in favor of plaintiff could result in tax reductions of $220 million for prior years, with an additional $180 million in interest, and potential future annual revenue loss of $50 million.



    In EISENHOWER MEDICAL CENTER, ET AL. V. STATE BD. OF EQUALIZATION (San Francisco Superior Court), 118 hospitals claim that certain intravenous sets and diagnostic substances are "medicines" within the meaning of Revenue and Tax Code
Section 6369 such that they are exempt from sales and use taxes. The trial court has ruled in favor of the State Board of Equalization. An appeal is expected. Should the plaintiffs ultimately prevail on all issues, estimated refunds to plaintiffs and others similarly situated hospitals would total approximately $400 million and estimated future revenue loss would be $70 million per year.



    In FORCES ACTION PROJECT ET AL. V. STATE OF CALIFORNIA ET AL., various smokers rights groups challenge the 1998 Master Settlement Agreement between the State and the four major cigarette manufacturers as it pertains to California, Utah and the City and County of San Francisco, in which the State agreed to drop its lawsuit and not to sue in the future for monetary damages in exchange for the payment of billions of dollars by tobacco manufacturers and restrictions in marketing activities for tobacco products. On August 15, 2001, the 9th Circuit Court of Appeals affirmed the district court's dismissal of plaintiffs' claims but remanded the case to the district court to rule on whether plaintiffs should be allowed to amend their complaint. The District Court denied plaintiffs' motion for leave to amend. Plaintiffs have appealed. No date has been set for oral argument.

    In GRAND RIVER ENTERPRISES SIX NATIONS, LTD., ET AL. V. LOCKYER ET AL. (U.S. District Court, S.D. New York), filed on July 1, 2002, six cigarette manufacturers sued the Attorneys General of 31 states, challenging (1) the states' escrow statutes, which require tobacco product manufacturers that did not participate in the Master Settlement Agreement between the states and certain other tobacco product manufacturers, to pay money into escrow accounts and (2) several states' complementary contraband statutes, which make it illegal for distributors to sell cigarettes made by the nonparticipating tobacco product manufacturers which have not made their required deposits into escrow. On September 13, 2002, defendants moved to dismiss the case for lack of personal jurisdiction over the out-of-state Attorneys General and for failure to state a claim on which relief can be granted. A date for hearing the motions will be set after all the briefing has been completed.



    In CAPITOL PEOPLE FIRST V. DEPARTMENT OF DEVELOPMENT SERVICES, a consortium of law firms and public-interest groups brought suit against the Department of Finance, California Department of Developmental Services and California Department of Health Services. It alleges that defendants are violating the various laws including the Americans with Disabilities Act, by needlessly isolating thousands of people with developmental disabilities in large facilities. It seeks sweeping reforms. The potential financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program.



    In NATURAL RESOURCES DEFENSE COUNCIL ET AL., V. CALIFORNIA DEPARTMENT OF TRANSPORTATION ET AL., U.S. District Court, Central District, Case No. 93-6073-ER-(JRX), filed October 7, 1993, plaintiffs sought an injunction requiring the Department of Transportation (the "Department") to comply with National Pollution Discharge Elimination System requirements under the federal Clean Water Act ("Act"). The case was tried in 1994 and a permanent injunction was issued against the Department requiring the development of various plans and programs. Plaintiffs' position is that retrofitting of the Department's facilities should be required as a stand-alone activity regardless of whether any construction is otherwise planned in any given area. Currently, for planning purposes, the Department is including an additional 3 percent in the cost of all construction and maintenance projects to pay for compliance measures, which amounts to $500 million through fiscal year 2006-07. The total annual transportation budget for the State, including all road construction, maintenance and improvement, transportation systems and program administration, is $9 billion. If retrofitting of existing roads and highways is required, as plaintiffs envision, the cost would be tens of billions of dollars.



    In February 2001, the Governor, pursuant to his "commandeering" authority under the California Emergency Services Act, issued executive orders "commandeering" certain power purchase arrangements. The issue of whether and to what extent compensation is a declaratory relief action filed by the State in September 2001, PEOPLE V. ACN ENERGY, INC., ET AL., which names as defendants those market participants which have and those which, the State believes, might claim compensation as a result of the Governor's actions. Among the defendants named by the State in the declaratory relief action are 31 market participants that previously filed administrative claims in an amount in excess of $1 billion against the State as a result of the Governor's actions.



    On September 6, 2002, Pacific Gas and Electric Company ("PG&E") filed a complaint for breach of contract against the State in PACIFIC GAS AND ELECTRIC COMPANY V. THE STATE OF CALIFORNIA. PG&E's complaint alleges that statutes enacted in 1996 as part of the restructuring of the electric power industry in California (Statutes of 1995-1996, Chapter 854; Assem. Bill 1890, "AB 1890") authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by FERC and to sell the facilities themselves, and that AB 1890 established a "regulatory contract" between the State and PG&E. PG&E further alleges that, by enacting statutes in 2001 (Statutes of 2001-02, First Extraordinary Session, Chapter 2, Assem.
Bill 6 X1) that amended portions of AB 1890, the State deprived PG&E of the right to such sales and thereby breached the "regulatory contract" that PG&E claims was established with PG&E in AB 1890. PG&E's complaint seeks damages in an amount to be proven, but in an administrative procedure before the California Government Claims Board that preceded this action, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action.


C. INVESTMENT OBJECTIVE/POLICIES/RESTRICTIONS

    The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

The Fund will:

    1. Seek to provide as high a level of daily income exempt from federal and California income tax as is consistent with stability of principal and liquidity.

The Fund MAY NOT:

    1.  Invest in common stock.

    2. Write, purchase or sell puts, calls, or combinations thereof, except that it may acquire rights to resell Municipal Obligations at an agreed upon price and at or within an agreed upon time.

    3. Invest 25% or more of the value of its total assets in taxable securities of issuers in any one industry (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to Municipal Obligations, including those issued by the State of California or its political subdivisions, or to domestic bank obligations.

    4. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

    5. Purchase or sell real estate or interests therein, although the Fund may purchase securities secured by real estate or interests therein.

    6.  Purchase or sell commodities or commodity futures contracts.

    7. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

    8. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. To meet the requirements of regulations in certain states, the Fund, as a matter of operating policy but not as a fundamental policy, will limit any pledge of its assets to 10% of its net assets so long as shares of the Fund are being sold in those states.

    9. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of:
(a) purchasing any securities on a when-issued or delayed delivery basis; or (b) borrowing money.

    10. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; and (b) by investment in repurchase agreements.

    11.  Make short sales of securities.

    12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

    13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

    14. Invest for the purpose of exercising control or management of any other issuer.

    15. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

    16. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    17. With respect to 75% of its total assets, purchase securities of any issuer if, immediately thereafter, more than 5% of the value of its total assets are in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities, or by the State of California or its political subdivisions).

    18. With respect to 75% of its total assets, purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than debt securities issued, or guaranteed as to principal and interest by, the United States Government, its agencies or instrumentalities).

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all of its assets in another mutual fund. The other fund would have substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION


    TRUSTEES AND OFFICERS. The Board of the Fund consists of eight Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Five Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.



    The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2002) and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).



                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                           IN FUND
                           POSITION(S)     LENGTH OF                                       COMPLEX
 NAME, AGE AND ADDRESS OF   HELD WITH         TIME       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN    OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE      REGISTRANT      SERVED*               PAST 5 YEARS            BY TRUSTEE          BY TRUSTEE
 ------------------------  ------------  --------------  ------------------------------  ------------  ------------------------
 Michael Bozic (62)        Trustee       Since           Retired; Director or Trustee        123       Director of Weirton
 c/o Mayer, Brown & Platt                April 1994      of the Morgan Stanley Funds                   Steel Corporation.
 Counsel to the                                          and TCW/DW Term Trust 2003;
 Independent                                             formerly Vice Chairman of
 Trustees                                                Kmart Corporation (December
 1675 Broadway                                           1998-October 2000), Chairman
 New York, NY                                            and Chief Executive Officer of
                                                         Levitz Furniture Corporation
                                                         (November 1995-November 1998)
                                                         and President and Chief
                                                         Executive Officer of Hills
                                                         Department Stores (May
                                                         1991-July 1995); formerly
                                                         variously Chairman, Chief
                                                         Executive Officer, President
                                                         and Chief Operating Officer
                                                         (1987-1991) of the Sears
                                                         Merchandise Group of Sears,
                                                         Roebuck & Co.

 Edwin J. Garn (70)        Trustee       Since           Director or Trustee of the          123       Director of Franklin
 c/o Summit Ventures LLC                 January 1993    Morgan Stanley Funds and                      Covey (time management
 1 Utah Center                                           TCW/DW Term Trust 2003;                       systems), BMW Bank of
 201 S. Main Street                                      formerly United States Senator                North America, Inc.
 Salt Lake City, UT                                      (R- Utah)(1974-1992) and                      (industrial loan
                                                         Chairman, Senate Banking                      corporation), United
                                                         Committee (1980-1986);                        Space Alliance (joint
                                                         formerly Mayor of Salt Lake                   venture between Lockheed
                                                         City, Utah (1971-1974);                       Martin and the Boeing
                                                         formerly Astronaut, Space                     Company) and Nuskin Asia
                                                         Shuttle Discovery                             Pacific (multilevel
                                                         (April 12-19, 1985); Vice                     marketing); member of
                                                         Chairman, Huntsman Corporation                the board of various
                                                         (chemical company); member of                 civic and charitable
                                                         the Utah Regional Advisory                    organizations.
                                                         Board of Pacific Corp.


------------------------

* This is the date the Trustee began serving the Morgan Stanley Funds.

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                           IN FUND
                           POSITION(S)     LENGTH OF                                       COMPLEX
 NAME, AGE AND ADDRESS OF   HELD WITH         TIME       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN    OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE      REGISTRANT      SERVED*               PAST 5 YEARS            BY TRUSTEE          BY TRUSTEE
 ------------------------  ------------  --------------  ------------------------------  ------------  ------------------------
 Wayne E. Hedien (68)      Trustee       Since           Retired; Director or Trustee        123       Director of The PMI
 c/o Mayer, Brown & Platt                September       of the Morgan Stanley Funds                   Group Inc. (private
 Counsel to the                          1997            and TCW/DW Term Trust 2003;                   mortgage insurance);
 Independent                                             formerly associated with the                  Trustee and Vice
 Trustees                                                Allstate Companies                            Chairman of The Field
 1675 Broadway                                           (1966-1994), most recently as                 Museum of Natural
 New York, NY                                            Chairman of The Allstate                      History; director of
                                                         Corporation (March                            various other business
                                                         1993-December 1994) and                       and charitable
                                                         Chairman and Chief Executive                  organizations.
                                                         Officer of its wholly-owned
                                                         subsidiary, Allstate Insurance
                                                         Company (July 1989-December
                                                         1994).

 Dr. Manuel H. Johnson     Trustee       Since           Chairman of the Audit               123       Director of NVR, Inc.
 (53)                                    July 1991       Committee and Director or                     (home construction);
 c/o Johnson Smick                                       Trustee of the Morgan Stanley                 Chairman and Trustee of
 International, Inc.                                     Funds and TCW/DW Term Trust                   the Financial Accounting
 1133 Connecticut Avenue,                                2003; Senior Partner, Johnson                 Foundation (oversight
 N.W.                                                    Smick International, Inc., a                  organization of the
 Washington, D.C.                                        consulting firm; Co- Chairman                 Financial Accounting
                                                         and a founder of the Group of                 Standards Board).
                                                         Seven Council (G7C), an
                                                         international economic
                                                         commission; formerly Vice
                                                         Chairman of the Board of
                                                         Governors of the Federal
                                                         Reserve System and Assistant
                                                         Secretary of the U.S.
                                                         Treasury.

 Michael E. Nugent (66)    Trustee       Since           Chairman of the Insurance           200       Director of various
 c/o Triumph Capital,                    July 1991       Committee and Director or                     business organizations.
 L.P.                                                    Trustee of the Morgan Stanley
 237 Park Avenue                                         Funds and TCW/DW Term Trust
 New York, NY                                            2003; director/trustee of
                                                         various investment companies
                                                         managed by Morgan Stanley
                                                         Investment Management Inc. and
                                                         Morgan Stanley Investments LP
                                                         (since July 2001); General
                                                         Partner, Triumph Capital,
                                                         L.P., a private investment
                                                         partnership; formerly Vice
                                                         President, Bankers Trust
                                                         Company and BT Capital
                                                         Corporation (1984-1988).



  The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee and the other directorships, if any, held by the Trustee, are shown below.



                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                           IN FUND
                           POSITION(S)     LENGTH OF                                       COMPLEX
 NAME, AGE AND ADDRESS OF   HELD WITH         TIME       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN    OTHER DIRECTORSHIPS HELD
    MANAGEMENT TRUSTEE      REGISTRANT      SERVED*               PAST 5 YEARS            BY TRUSTEE          BY TRUSTEE
 ------------------------  ------------  --------------  ------------------------------  ------------  ------------------------
 Charles A. Fiumefreddo    Chairman of   Since           Chairman and Director or            123       None
 (69)                      the Board     July 1991       Trustee of the Morgan Stanley
 c/o Morgan Stanley Trust  and Director                  Funds and TCW/DW Term Trust
 Harborside Financial      or Trustee                    2003; formerly Chairman, Chief
 Center,                                                 Executive Officer and Director
 Plaza Two,                                              of the Investment Manager, the
 Jersey City, NJ                                         Distributor and Morgan Stanley
                                                         Services, Executive Vice
                                                         President and Director of
                                                         Morgan Stanley DW, Chairman
                                                         and Director of the Transfer
                                                         Agent and Director and/or
                                                         officer of various Morgan
                                                         Stanley subsidiaries (until
                                                         June 1998) and Chief Executive
                                                         Officer of the Morgan Stanley
                                                         Funds and the TCW/DW Term
                                                         Trusts (until September 2002).


----------------------------------

* This is the date the Trustee began serving the Morgan Stanley Funds.

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                           IN FUND
                           POSITION(S)     LENGTH OF                                       COMPLEX
 NAME, AGE AND ADDRESS OF   HELD WITH         TIME       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN    OTHER DIRECTORSHIPS HELD
    MANAGEMENT TRUSTEE      REGISTRANT      SERVED*               PAST 5 YEARS            BY TRUSTEE          BY TRUSTEE
 ------------------------  ------------  --------------  ------------------------------  ------------  ------------------------
 James F. Higgins (54)     Trustee       Since June      Director or Trustee of the          123       None
 c/o Morgan Stanley Trust                2000            Morgan Stanley Funds and
 Harborside Financial                                    TCW/DW Term Trust 2003; (since
 Center,                                                 June 2000); Senior Advisor of
 Plaza Two,                                              Morgan Stanley (since August
 Jersey City, NJ                                         2000); Director of the
                                                         Distributor and Dean Witter
                                                         Realty Inc.; Director of AXA
                                                         Financial, Inc. and The
                                                         Equitable Life Assurance
                                                         Society of the United States
                                                         (financial services);
                                                         previously President and Chief
                                                         Operating Officer of the
                                                         Private Client Group of Morgan
                                                         Stanley (May 1999-August
                                                         2000), President and Chief
                                                         Operating Officer of
                                                         Individual Securities of
                                                         Morgan Stanley (February
                                                         1997-May 1999).

 Philip J. Purcell (59)    Trustee       Since April     Director or Trustee of the          123       Director of American
 1585 Broadway                           1994            Morgan Stanley Funds and                      Airlines, Inc. and its
 New York, NY                                            TCW/DW Term Trust 2003;                       parent company, AMR
                                                         Chairman of the Board of                      Corporation.
                                                         Directors and Chief Executive
                                                         Officer of Morgan Stanley and
                                                         Morgan Stanley DW; Director of
                                                         the Distributor; Chairman of
                                                         the Board of Directors and
                                                         Chief Executive Officer of
                                                         Novus Credit Services Inc.;
                                                         Director and/or officer of
                                                         various Morgan Stanley
                                                         subsidiaries.



                                  POSITION(S)
  NAME, AGE AND ADDRESS OF         HELD WITH          LENGTH OF TIME
      EXECUTIVE OFFICER            REGISTRANT             SERVED*               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------   ----------------   ---------------------   ------------------------------------------------------
Mitchell M. Merin (49)          President and      President since May     President and Chief Operating Officer of Morgan
1221 Avenue of the Americas     Chief Executive    1999 and Chief          Stanley Investment Management (since December 1998);
New York, NY                    Officer            Executive Officer       President, Director (since April 1997) and Chief
                                                   since September 2002    Executive Officer (since June 1998) of the Investment
                                                                           Manager and Morgan Stanley Services; Chairman, Chief
                                                                           Executive Officer and Director of the Distributor
                                                                           (since June 1998); Chairman (since June 1998) and
                                                                           Director (since January 1998) of the Transfer Agent;
                                                                           Director of various Morgan Stanley subsidiaries;
                                                                           President (since May 1999) and Chief Executive Officer
                                                                           (since September 2002) of the Morgan Stanley Funds and
                                                                           TCW/DW Term Trust 2003; Trustee (since December 1999)
                                                                           and President and Chief Executive Officer (since
                                                                           October 2002) of the Van Kampen Open-End Funds and
                                                                           President and Chief Executive Officer of the Van
                                                                           Kampen Closed-End Funds (since December 2002);
                                                                           previously Chief Strategic Officer of the Investment
                                                                           Manager and Morgan Stanley Services and Executive Vice
                                                                           President of the Distributor (April 1997-June 1998),
                                                                           Vice President of the Morgan Stanley Funds (May
                                                                           1997-April 1999), and Executive Vice President of
                                                                           Morgan Stanley.


----------------------------------

* This is the date the Trustee began serving the Morgan Stanley Funds.

                                  POSITION(S)
  NAME, AGE AND ADDRESS OF         HELD WITH          LENGTH OF TIME
      EXECUTIVE OFFICER            REGISTRANT             SERVED*               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------   ----------------   ---------------------   ------------------------------------------------------
Barry Fink (48)                 Vice President,    Since February 1997     General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas     Secretary and                              (since December 2000) of Morgan Stanley Investment
New York, NY                    General Counsel                            Management; Managing Director (since December 2000),
                                                                           and Director (since July 1998) of the Investment
                                                                           Manager and Morgan Stanley Services; Assistant
                                                                           Secretary of Morgan Stanley DW; Vice President,
                                                                           Secretary and General Counsel of the Morgan Stanley
                                                                           Funds and TCW/ DW Term Trust 2003; Vice President and
                                                                           Secretary of the Distributor; previously, Vice
                                                                           President and Assistant General Counsel of the
                                                                           Investment Manager and Morgan Stanley Services
                                                                           (February 1997-December 2001).

Thomas F. Caloia (56)           Treasurer          Since April 1989        Executive Director (since December 2003) and Assistant
c/o Morgan Stanley Trust                                                   Treasurer of the Investment Manager, the Distributor
Harborside Financial Center,                                               and Morgan Stanley Services; Formerly First Vice
Plaza Two,                                                                 President of the Investment Manager, the Distributor
Jersey City, NJ                                                            and Morgan Stanley Services; Treasurer of the Morgan
                                                                           Stanley Funds.

Ronald E. Robison (64)          Vice President     Since October 1998      Managing Director, Chief Administrative Officer and
1221 Avenue of the Americas                                                Director (since February 1999) of the Investment
New York, NY                                                               Manager and Morgan Stanley Services and Chief
                                                                           Executive Officer and Director of the Transfer Agent;
                                                                           previously Managing Director of the TCW Group Inc.

Joseph J. McAlinden (59)        Vice President     Since July 1995         Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                                Investment Manager, Morgan Stanley Investment
New York, NY                                                               Management Inc. and Morgan Stanley Investments LP;
                                                                           Director of the Transfer Agent; Chief Investment
                                                                           Officer of the Van Kampen Funds.

Francis Smith (37)              Vice President     Since September 2002    Vice President and Chief Financial Officer of the
c/o Morgan Stanley Trust        and Chief                                  Morgan Stanley Funds and TCW/DW Term Trust 2003 (since
Harborside Financial Center,    Financial                                  September 2002); Executive Director of the Investment
Plaza Two,                      Officer                                    Manager and Morgan Stanley Services (since December
Jersey City, NJ                                                            2001); previously Vice President of the Investment
                                                                           Manager and Morgan Stanley Services (August
                                                                           2000-November 2001), Senior Manager at
                                                                           PricewaterhouseCoopers LLP (January 1998-August 2000)
                                                                           and Associate--Fund Administration at BlackRock
                                                                           Financial Management (July 1996-December 1997).


----------------------------------

* This is the date the Trustee began serving the Morgan Stanley Funds.



   In addition, A. THOMAS SMITH III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and SARA BADLER, STEFANIE CHANG-YU, LOU
ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, MARILYN
K. CRANNEY, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and JOANNE DOLDO, NATASHA KASSIAN and SHELDON WINICOUR, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, and BENNETT MACDOUGALL, a Senior Staff Attorney, are Assistant Secretaries of the Fund.

    For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.


                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                   ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                               DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND       BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
      NAME OF TRUSTEE                    (AS OF DECEMBER 31, 2002)                          (AS OF DECEMBER 31, 2002)
---------------------------  -------------------------------------------------   ------------------------------------------------
INDEPENDENT:

Michael Bozic                                      None                                           over $100,000

Edwin J. Garn                                      None                                           over $100,000

Wayne E. Hedien                                    None                                           over $100,000

Dr. Manuel H. Johnson                              None                                           over $100,000

Michael E. Nugent                                  None                                           over $100,000

INTERESTED:

Charles A. Fiumefreddo                             None                                           over $100,000

James F. Higgins                                   None                                           over $100,000

Philip J. Purcell                                  None                                           over $100,000



  As to each independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.



    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Directors/Trustees. The Morgan Stanley Funds seek as Independent Directors/Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the Independent Directors/Trustees serve as members of the Audit Committee. In addition, six of the Directors/Trustees, including all of the Independent Directors/Trustees, serve as members of the Derivatives Committee and three Directors/Trustees including two Independent Trustees, serve as members of the Insurance Committee.



    The Independent Directors/Trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors/Trustees are required to select and nominate individuals to fill any independent directors/trustees vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.



    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn and Nugent. During the Fund's fiscal year ended December 31, 2002, the Audit Committee held nine meetings.

    The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. The Derivatives Committee currently consists of Mr. Fiumefreddo and all of the Independent Trustees of the Fund. During the Fund's fiscal year ended December 31, 2002, the Derivatives Committee held six meetings.



    Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended December 31, 2002, the Insurance Committee held two meetings.



    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The Independent Directors/Trustees and the Funds' management believe that having the same Independent Directors/Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors/ Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors/Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each Fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors/Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors/Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors/ Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Directors/Trustees of the Morgan Stanley Funds.


    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION


    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and the Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

    The following table illustrates the compensation that the Fund paid to its Trustees for the fiscal year ended December 31, 2002.


                               FUND COMPENSATION


                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF TRUSTEE                                                  FROM THE FUND
---------------                                                 ---------------
Michael Bozic.................................................      $1,650
Edwin J. Garn.................................................       1,650
Wayne E. Hedien...............................................       1,650
Dr. Manuel H. Johnson.........................................       2,350
Michael E. Nugent.............................................       2,150
Charles A. Fiumefreddo........................................       1,517



  The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2002 for services to the 94 registered Morgan Stanley Funds (consisting of 123 portfolios) that were in operation at December 31, 2002. None of the Fund's Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 17 other registered funds (consisting of 77 portfolios) in the Fund Complex.


                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS


                                                                  TOTAL CASH
                                                                 COMPENSATION
                                                                FOR SERVICES TO
                                                                   94 MORGAN
                                                                    STANLEY
                                                                   FUNDS AND
                                                                OTHER FUNDS IN
                                                                   THE FUND
NAME OF TRUSTEE                                                     COMPLEX
---------------                                                 ---------------
Michael Bozic.................................................     $159,650
Edwin J. Garn.................................................      159,650
Wayne E. Hedien...............................................      158,950
Dr. Manuel H. Johnson.........................................      226,063
Michael E. Nugent.............................................      293,475
Charles A. Fiumefreddo........................................      360,000



  As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 49 of the Morgan Stanley Funds, including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.



    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036662% of such Eligible Compensation for each full month of service as an Independent Director/ Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in

------------------------

(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.



    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 2002 and by the 49 Morgan Stanley Funds (including the Fund) for the year ended December 31, 2002, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 2002 and from the 49 Morgan Stanley Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.


         RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY FUNDS


                                                                                                            ESTIMATED
                                  FOR ALL ADOPTING FUNDS                  RETIREMENT                          ANNUAL
                             --------------------------------              BENEFITS                          BENEFITS
                                ESTIMATED                                 ACCRUED AS                           UPON
                                CREDITED                                   EXPENSES                       RETIREMENT(2)
                                YEARS OF         ESTIMATED     --------------------------------  --------------------------------
                               SERVICE AT      PERCENTAGE OF                        BY ALL            FROM           FROM ALL
                               RETIREMENT        ELIGIBLE          BY THE          ADOPTING            THE           ADOPTING
NAME OF INDEPENDENT TRUSTEE   (MAXIMUM 10)     COMPENSATION         FUND             FUNDS            FUND             FUNDS
---------------------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Michael Bozic..............        10             60.44%            $360            $18,457          $  967           $47,838
Edwin J. Garn..............        10             60.44              537             23,881             967            47,878
Wayne E. Hedien............         9             51.37              679             34,473             823            40,842
Dr. Manuel H. Johnson......        10             60.44              375             19,803           1,420            70,050
Michael E. Nugent..........        10             60.44              627             32,362           1,269            62,646


----------------------------------


(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 24.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

--------------------------------------------------------------------------------


    As of February 6, 2003, no shareholder was known to own beneficially or of record as much as 5% of the outstanding shares of the Fund.


    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

    The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund, determined as of the close of business on every business day: 0.50% of the portion of the daily net assets not exceeding $500 million; 0.425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% of the portion of the daily net assets exceeding $3 billion.


    For the fiscal years ended December 31, 2000, 2001 and 2002, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $1,396,893, $1,437,031 and $1,350,470, respectively.


    The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

    In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.

B. PRINCIPAL UNDERWRITER

    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

    The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable).The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    The Management Agreement will remain in effect from year to year thereafter, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. RULE 12b-1 PLAN

    In accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act between the Fund and the Distributor, the Distributor provides certain services in connection with the promotion of sales of Fund shares (the "Plan").

    The Plan provides that the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor under the Plan:
(1) compensation to and expenses of Morgan Stanley DW's and other selected Broker-Dealers' Financial Advisors and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

    The Investment Manager compensates Financial Advisors at an annual rate of 0.025% of the value of shares of the Fund acquired by exchange from a Morgan Stanley open-end Fund provided that the shares exchanged would otherwise have been eligible for the payment of a retention fee. Such eligible shares must have been held for at least one year. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

    The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

    Morgan Stanley DW Financial Advisors are paid an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record. The residual is a charge which reflects residual commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's expenses associated with the servicing of shareholders' accounts, including the expenses of operating Morgan Stanley DW's branch offices in connection with the servicing of shareholders' accounts, which expenses include lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies and other expenses relating to branch office serving of shareholder accounts.

    The Fund is authorized to reimburse specific expenses incurred or to be incurred in promoting the distribution of the Fund's shares. Reimbursement is made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.15 of 1% of the Fund's average daily net assets during the month. No interest or other financing charges will be incurred for which reimbursement payments under the Plan will be made. In addition, no interest charges, if any, incurred on any distribution expense incurred by the Distributor or other selected dealers pursuant to the Plan, will be reimbursable under the Plan. In the case of all expenses other than expenses representing a residual to Financial Advisors, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing a residual to Financial Advisors may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be expended by the Fund, the Investment Manager provides and the Trustees review a quarterly budget of projected incremental distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's shares.


    The Fund reimbursed $267,970 to the Distributor pursuant to the Plan which amounted to 0.10 of 1% of the Fund's average daily net assets for the fiscal year ended December 31, 2002. Based upon the total amounts spent by the Distributor during the period, it is estimated that the amount paid by the Fund to the Distributor for distribution was spent in approximately the following ways: (i) advertising -- $0; (ii) printing and mailing Prospectuses to other than current shareholders -- $0; (iii) compensation to underwriters -- $0;
(iv) compensation to dealers -- $0; (v) compensation to sales personnel -- $0; and (vi) other, which includes payments to Morgan Stanley DW for expenses substantially all of which relate to compensation of sales personnel and other associated overhead expenses -- $267,970. No payments under the Plan were made for interest, carrying or other financing charges.


    Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

    Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the incremental distribution expenses incurred on behalf of the Fund during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefore;
(2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund. In the Trustees' quarterly review of the Plan they consider its continued appropriateness and the level of compensation provided therein.

    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the most recent continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to implement the Fund's method and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

E. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

    Morgan Stanley Trust is the transfer agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS


    The Bank of New York, 100 Church Street, New York, NY 10286 is the Custodian for the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

F. CODES OF ETHICS

    The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
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A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


    During the fiscal years ended December 31, 2000, 2001 and 2002, the Fund paid no such brokerage commissions or concessions.


B. COMMISSIONS

    Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e. certificates of deposit and bankers' acceptances) and commercial paper (not including tax-exempt municipal paper). The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


    During the fiscal years ended December 31, 2000, 2001 and 2002, the Fund did not effect any principal transactions with Morgan Stanley DW.


    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


    During the fiscal years ended December 31, 2000, 2001 and 2002, the Fund paid no brokerage commissions to an affiliated broker or dealer.


C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the Fund does not reduce the management fee it pays to the Investment Manager by any amount that may be attributable to the value of such services.

    Subject to the principle of obtaining best price and execution, the Investment Manager may consider a broker-dealer's sales of shares of the Fund as a factor in selecting from among those broker-dealers qualified to provide comparable prices and execution on the Fund's portfolio transactions. The Fund does not, however, require a broker-dealer to sell shares of the Fund in order for it to be considered to execute portfolio transactions, and will not enter into any arrangement whereby a specific amount or percentage of the Fund's transactions will be directed to a broker which sells shares of the Fund to customers. The Trustees review, periodically, the allocation of brokerage orders to monitor the operation of these policies.

    The Investment Manager and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


    During the fiscal year ended December 31, 2002, the Fund did not pay any brokerage commissions to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


    During the fiscal year ended December 31, 2002, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At December 31, 2002, the Fund did not own any securities issued by any of such issuers.


VII. CAPITAL STOCK AND OTHER SECURITIES
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    The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
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A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

    TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

    The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

    REDEMPTIONS. A check drawn by a shareholder against his or her account in the Fund constitutes a request for redemption of a number of shares sufficient to provide proceeds equal to the amount of the check. Payment of the proceeds will normally be made on the next business day after receipt by the Transfer Agent of the check in proper form. If a check is presented for payment to the Transfer Agent by a shareholder or payee in person, the Transfer Agent will make payment by means of a check drawn on the Fund's account or, in the case of a shareholder payee, to the shareholder's predesignated bank account, but will not make payment in cash.

    OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

    The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

    The Fund utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The Fund utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the investment. During such periods, the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses market-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.


    The use of the amortized cost method to value the portfolio securities of the Fund and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the Fund) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation.


    Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

    A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

    An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

    An Eligible Security is generally defined in the Rule to mean (i) a rated security with a remaining maturity of 397 calendar days or less that has received a rating from the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) An Unrated Security that is of comparable quality to a security meeting the requirements of (1) above, as determined by Trustees; (iii) In addition, in the case of a security that is subject to a Demand Feature or Guarantee: (A) The Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee, unless: (1) the Guarantee is issued by a person that directly or indirectly, controls, is controlled by or is under a common control with the issuer of the security subject to the Guarantee (other than a sponsor or a Special Purpose Entity with respect to an Asset Backed Security: (2) the security subject to the Guarantee is a repurchase agreement that is Collateralized Fully; or (3) the Guarantee itself is a Government Security and (B) the issuer of the Demand Feature, or another institution, has undertaken promptly to notify the holder of the security in the event the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee (if such substitution is permissible under the terms of the Demand Feature or Guarantee). The Fund will limit its investments to securities that meet the requirements for Eligible Securities.

    As permitted by the Rule, the Trustees have delegated to the Fund's Investment Manager the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

    Also, as required by the Rule, the Fund will limit its investments in securities, other than Government securities, so that, at the time of purchase:
(a) except as further limited in (b) below with regard to certain securities, with respect to 75% of its total assets no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Fund's total assets in all such securities, and (ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

    The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

    The Rule further requires that the Fund limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.


    If the Trustees determine that it is no longer in the best interests of the Fund and its shareholders to maintain a stable price of $1.00 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Fund of any such change.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
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    The Fund generally will make three basic types of distributions: tax-exempt dividends, ordinary dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

    In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

    All or a portion of any of the Fund's gain from tax-exempt obligations purchased at a market discount may be treated as ordinary income rather than capital gain.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.

    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter-end of each of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

    The Fund intends to invest a portion of its assets in certain "private activity bonds." As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

    Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years. Since the Fund's income is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.

    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt dividends derived from assets located in the state in which they reside, but are usually subject to state and local taxes on distributions of tax-exempt dividends derived from assets located in other states. Shareholders should consult their tax advisers as to any other state and local taxes that apply to the dividends and distributions received from the Fund.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of any taxable interest income and short term capital gains.

    After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the percentage of any distributions which constitute an item of tax preference for purposes of the alternative minimum tax.

    PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from the Fund will have the effect of reducing the net asset value of the shareholder's stock in the Fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends may be subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less will at the time of such sale or redemption, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders made an election to treat the Fund shares as being sold and reacquired on January 1, 2001.


    Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period. If a shareholder of the Fund receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or redemption of such share may, to the extent of such exempt-interest dividends, be disallowed.

    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

    Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

    If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

    OTHER CONSIDERATIONS. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Treasury Regulation Section 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.

CALIFORNIA STATE TAX

    To the extent that dividends are derived from interest on California tax-exempt securities and on certain U.S. government securities, such dividends will also be exempt from California personal income taxes. Under California law, a fund which qualifies as a regulated investment company must have at least

50% of its total assets invested in California state and local issues or in U.S. obligations which pay interest excludable from income or in a combination of such obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends to California residents which will be exempt from California personal income taxes. Unlike federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal income alternative minimum tax purposes.

    Individual shareholders of the Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest received by the Fund during its taxable year on obligations, the interest on which (when held by an individual) is exempt from taxation under California law.

    Because, unlike Federal law, California law does not impose personal income tax on an individual's Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual's California personal income tax.

    Individual shareholders will normally be subject to federal and California personal income tax on dividends paid from interest income derived from taxable securities and distributions of net capital gains. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income subject to the California alternative minimum tax. For federal income tax and California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the fund and regardless of whether the distribution is received in additional shares or in cash. The maximum federal capital gains rate for individuals is 20% with respect to capital assets held more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. In addition, unlike federal law, the shareholders of the Fund will not be subject to tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any.

    Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, generally will not be deductible by the investor for federal or state personal income tax purposes. In addition, as a result of California's incorporation of certain provisions of the Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the Fund may be disallowed under the "wash sale" rules.


    The foregoing relates to federal income taxation and to California personal income taxation as in effect as of the date of the Prospectus. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to California franchise tax for corporate shareholders. In addition, distributions from investment income and capital gains may be subject to state taxes in states other than California, and to local taxes.


X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------


    The Fund's yield for the seven days ending December 31, 2002 was 0.74%. The seven day effective yield on December 31, 2002 was 0.74% assuming daily compounding.

    The Fund's annualized current yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

    The Fund's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as for the current yield), the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

    The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Fund and changes in interest rates on such investments, but also on changes in the Fund's expenses during the period.

    Yield information may be useful in reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Fund's yield fluctuates.


    Based upon a combined Federal and California personal income tax bracket of 44.31%, the Fund's tax-equivalent yield for the seven days ending December 31, 2002, was 1.33%. Tax-equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax-exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax-exempt.



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding the sum of all distributions on 10,000, 50,000 or 100,000 shares of the Fund since inception to $10,000, $50,000 and $100,000, as the case may be. Investments of $10,000,
$50,000 and $100,000 in the Fund at inception would have grown to $15,114, $75,570 and $151,140, respectively, at December 31, 2002.


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 2002 included in the PROSPECTUS and incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION have been so included and incorporated herein in reliance on the report of Deloitte & Touche LLP, independent auditors, and on the authority of that firm as experts in auditing and accounting.


                                     *****

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

             MORGAN STANLEY CALIFORNIA TAX-FREE DAILY INCOME TRUST
                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS

 a(1). Declaration of Trust of the Registrant, dated April 20, 1988, is incorporated by reference to Exhibit 1(a) of Post-Effective Amendment
         No. 8 to the Registration Statement on Form N-1A, filed on
         February 23, 1996.

 a(2).   Amendment to the Declaration of Trust of the Registrant, dated
         February 19, 1993, is incorporated by reference to Exhibit 1(b) of Post-Effective Amendment No. 8 to the Registration Statement on
         Form N-1A, filed on February 23, 1996.

 a(3). Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1(c) of Post-Effective
         Amendment No. 16 to the Registration Statement on Form N-1A, filed on
         February 26, 2002.

 b.      Amended and Restated By-Laws of the Registrant, dated September 24,
         2002, filed herein.

 c.      Not applicable.

 d.      Amended Investment Management Agreement between the Registrant and
         Morgan Stanley Investment Advisors Inc., dated April 30, 1998, is incorporated by reference to Exhibit 5 of Post-Effective Amendment
         No. 11 to the Registration Statement on Form N-1A, filed on February 3,
         1999.

 e(1).   Distribution Agreement between the Registrant and Morgan Stanley
         Distributors Inc., dated May 31, 1997, is incorporated by reference to
         Exhibit 6 of Post-Effective Amendment No. 10 to the Registration
         Statement on Form N-1A, filed on February 26, 1998.

 e(2).   Selected Dealers Agreement between Morgan Stanley Distributors Inc. and
         Morgan Stanley DW Inc., dated June 7, 1993, is incorporated by reference to Exhibit 6 (b) of Post-Effective Amendment No. 6 to the Registration
         Statement on Form N-1A, filed on February 17, 1994.

 f.      Amended and Restated Retirement Plan for Non-Interested Trustees or
         Directors, dated May 8, 1997, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 12 to the Registration Statement on
         Form N-1A, filed on April 1, 1999.

 g(1). Custodian Agreement between The Bank of New York and the Registrant, dated September 20, 1991, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 8 to the Registration Statement on
         Form N-1A, filed on February 23, 1996.

 g(2). Amendment to the Custodian Agreement between The Bank of New York and the Registrant, dated April 17, 1996, is incorporated by reference to
         Exhibit 8 of Post-Effective Amendment No. 9 to the Registration
         Statement on Form N-1A, filed on February 25, 1997.

 g(3). Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, is incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No. 16 to the Registration Statement on Form
         N-1A, filed on February 26, 2002.

 g(4).   Foreign Custody Manager Agreement between the Bank of New York and the
         Registrant, dated June 15, 2001, is incorporated by reference to Exhibit
         7(d) of Post-Effective Amendment No. 16 to the Registration Statement on
         Form N-1A, filed on February 26, 2002.

 h(1). Amended and Restated Transfer Agency Agreement between the Registrant and Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 14 to the
         Registration Statement on Form N-1A, filed on February 26, 2001.

 h(2).   Amended Services Agreement between Morgan Stanley Investment Advisors
         Inc. and Morgan Stanley Services Company Inc., dated June 22, 1998, is incorporated by reference to Exhibit 9 of Post-Effective Amendment
         No. 11 to the Registration Statement on Form N-1A, filed on February 3,
         1999.

 i. Opinion of Sheldon Curtis, Esq., dated June 30, 1988, is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 13 to the
         Registration Statement on Form N-1A, filed on February 28, 2000.

 j.      Consent of Independent Auditors, filed herein.

 k.      Not applicable.

 l.      Not applicable.

 m. Amended and Restated Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., dated July 28,
         1997, is incorporated by reference to Exhibit 15 of Post-Effective
         Amendment No. 10 to the Registration Statement on Form N-1A, filed on
         February 26, 1998.

 n.      Not Applicable

 o.      Not Applicable.

 p(1).   Code of Ethics of Morgan Stanley Investment Management, filed herein.

 p(2).   Code of Ethics of the Morgan Stanley Funds, filed herein.

 Other   Powers of Attorney of Trustees are incorporated by reference to Exhibit
         (Other) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on February 22, 1995, Exhibit (Other) of
         Post-Effective Amendment No. 10 to the Registration Statement on
         Form N-1A, filed on February 26, 1998 and Exhibit 16(a) of
         Post-Effective Amendment No. 14 to the Registration Statement on
         Form N-1A, filed on February 26, 2001.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

    None

ITEM 25. INDEMNIFICATION.

    Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

    Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

    The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

    The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

    See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

      NAME AND POSITION WITH         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS     INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------------------------  ---------------------------------------------------------------
Mitchell M. Merin                    President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer   Investment Management; Chairman, Chief Executive Officer and
and Director                         Director of Morgan Stanley Distributors and Morgan Stanley
                                     Trust; President, Chief Executive Officer and Director of
                                     Morgan Stanley Services; President of the Morgan Stanley Funds;
                                     Executive Vice President and Director of Morgan Stanley DW;
                                     Director of Morgan Stanley Investment Management Inc.; Member
                                     of the Executive Committee of Morgan Stanley Investments LP;
                                     Director of various Morgan Stanley subsidiaries; Trustee,
                                     President and Chief Executive Officer of the Van Kampen
                                     Open-End Funds; President and Chief Executive Officer of the
                                     Van Kampen Closed-End Funds.

Barry Fink                           Managing Director and General Counsel of Morgan Stanley
Managing Director,                   Investment Management; Managing Director, Secretary, General
Secretary and Director               Counsel and Director of Morgan Stanley Services; Vice President
                                     and Secretary of Morgan Stanley Distributors; Vice President,
                                     Secretary and General Counsel of the Morgan Stanley Funds.

A. Thomas Smith III                  Managing Director and General Counsel of Morgan Stanley
Managing Director and                Services; Vice President and Assistant Secretary of the Morgan
General Counsel                      Stanley Funds.

Joseph J. McAlinden                  Chief Investment Officer and Managing Director of Morgan
Managing Director and                Stanley Investment Management Inc.; Chief Investment Officer
Chief Investment Officer             and Managing Director of Morgan Stanley Investments LP;
                                     Director of Morgan Stanley Trust.

Barton M. Biggs                      Chairman, Senior Advisor, Managing Director and Director of
Managing Director                    Morgan Stanley Investment Management Inc. and Managing Director
And Senior Advisor                   of Morgan Stanley Investments LP.

Thomas L. Bennett                    Managing Director and Director of Morgan Stanley Investment
Managing Director                    Management Inc.; Director of the Universal Institutional Funds;
                                     Managing Director and Executive Committee member of Morgan
                                     Stanley Investments LP; Chairman of Morgan Stanley
                                     Institutional Fund Trust; Director of Morgan Stanley
                                     Distribution, Inc.

Ronald E. Robison                    Managing Director, Chief Administrative Officer and Director of
Managing Director, Chief             Morgan Stanley Services and Chief Executive Officer and
Administrative Officer and Director  Director of Morgan Stanley Trust.

Dominic P. Caldecott                 Managing Director of Morgan Stanley Investment Management Inc.,
Managing Director                    Morgan Stanley Investments LP and Morgan Stanley Dean Witter
                                     Investment Management Ltd.; Vice President and Investment
                                     Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                      Managing Director and Chief Administrative Officer-Investments
Managing Director and Chief          of Morgan Stanley Investment Management Inc. and Morgan Stanley
Administrative Officer-Investments   Investments LP.

John B. Kemp, III                    President of Morgan Stanley Distributors.
Executive Director

Francis Smith                        Executive Director of Morgan Stanley Services; Vice President
Executive Director                   and Chief Financial Officer of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS
(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

 (1)   Active Assets California Tax-Free Trust
 (2)   Active Assets Government Securities Trust
 (3)   Active Assets Institutional Government Securities Trust
 (4)   Active Assets Institutional Money Trust
 (5)   Active Assets Money Trust
 (6)   Active Assets Tax-Free Trust
 (7)   Morgan Stanley 21st Century Trend Fund
 (8)   Morgan Stanley Aggressive Equity Fund
 (9)   Morgan Stanley All Star Growth Fund
 (10)  Morgan Stanley Allocator Fund
 (11)  Morgan Stanley American Opportunities Fund
 (12)  Morgan Stanley Balanced Growth Fund
 (13)  Morgan Stanley Balanced Income Fund
 (14)  Morgan Stanley Biotechnology Fund
 (15)  Morgan Stanley California Tax-Free Daily Income Trust
 (16)  Morgan Stanley California Tax-Free Income Fund
 (17)  Morgan Stanley Capital Opportunities Trust
 (18)  Morgan Stanley Convertible Securities Trust
 (19)  Morgan Stanley Developing Growth Securities Trust
 (20)  Morgan Stanley Diversified Income Trust
 (21)  Morgan Stanley Dividend Growth Securities Inc.
 (22)  Morgan Stanley Equity Fund
 (23)  Morgan Stanley European Growth Fund Inc.
 (24)  Morgan Stanley Federal Securities Trust
 (25)  Morgan Stanley Financial Services Trust
 (26)  Morgan Stanley Fund of Funds
 (27)  Morgan Stanley Fundamental Value Fund
 (28)  Morgan Stanley Global Advantage Fund
 (29)  Morgan Stanley Global Dividend Growth Securities
 (30)  Morgan Stanley Global Utilities Fund
 (31)  Morgan Stanley Growth Fund
 (32)  Morgan Stanley Hawaii Municipal Trust

 (33)  Morgan Stanley Health Sciences Trust
 (34)  Morgan Stanley High Yield Securities Inc.
 (35)  Morgan Stanley Income Builder Fund
 (36)  Morgan Stanley Information Fund
 (37)  Morgan Stanley Intermediate Income Securities
 (38)  Morgan Stanley International Fund
 (39)  Morgan Stanley International SmallCap Fund
 (40)  Morgan Stanley International Value Equity Fund
 (41)  Morgan Stanley Japan Fund
 (42)  Morgan Stanley KLD Social Index Fund
 (43)  Morgan Stanley Latin American Growth Fund
 (44)  Morgan Stanley Limited Duration Fund
 (45)  Morgan Stanley Limited Duration U.S. Treasury Trust
 (46)  Morgan Stanley Limited Term Municipal Trust
 (47)  Morgan Stanley Liquid Asset Fund Inc.
 (48)  Morgan Stanley Market Leader Trust
 (49)  Morgan Stanley Mid-Cap Value Fund
 (50)  Morgan Stanley Multi-State Municipal Series Trust
 (51)  Morgan Stanley Nasdaq-100 Index Fund
 (52)  Morgan Stanley Natural Resource Development Securities Inc.
 (53)  Morgan Stanley New Discoveries Fund
 (54)  Morgan Stanley New York Municipal Money Market Trust
 (55)  Morgan Stanley New York Tax-Free Income Fund
 (56)  Morgan Stanley Next Generation Trust
 (57)  Morgan Stanley Pacific Growth Fund Inc.
 (58)  Morgan Stanley Prime Income Trust
 (59)  Morgan Stanley Real Estate Fund
 (60)  Morgan Stanley S&P 500 Index Fund
 (61)  Morgan Stanley Small-Mid Special Value Fund
 (62)  Morgan Stanley Special Growth Fund
 (63)  Morgan Stanley Special Value Fund
 (64)  Morgan Stanley Strategist Fund
 (65)  Morgan Stanley Tax-Exempt Securities Trust
 (66)  Morgan Stanley Tax-Free Daily Income Trust
 (67)  Morgan Stanley Tax-Managed Growth Fund
 (68)  Morgan Stanley Technology Fund

 (69)  Morgan Stanley Total Market Index Fund
 (70)  Morgan Stanley Total Return Trust
 (71)  Morgan Stanley U.S. Government Money Market Trust
 (72)  Morgan Stanley U.S. Government Securities Trust
 (73)  Morgan Stanley Utilities Fund
 (74)  Morgan Stanley Value-Added Market Series
 (75)  Morgan Stanley Value Fund
 (76)  Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

                                        POSITIONS AND OFFICE WITH
 NAME                                  MORGAN STANLEY DISTRIBUTORS
 ----                    -------------------------------------------------------

 James F. Higgins                               Director

 Philip J. Purcell                              Director

 John Schaeffer                                 Director

 Charles Vadala              Senior Vice President and Financial Principal.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29. MANAGEMENT SERVICES

    Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

    Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 25th day of February, 2003.

                                      MORGAN STANLEY CALIFORNIA TAX-FREE DAILY
                                      INCOME FUND

                                           By:  /s/ BARRY FINK
                                                --------------------------------
                                                Barry Fink
                                                VICE PRESIDENT AND SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 16 has been signed below by the following persons in the capacities and on the dates indicated.

                               SIGNATURES                                          TITLE                   DATE
                               ----------                                          -----                   ----
 (1)  Principal Executive Officer                                   Chief Executive Officer
                                                                    and President

 By:  /s/ MITCHELL M. MERIN
      -------------------------------------------                                                        2/25/03
      Mitchell M. Merin

 (2)  Principal Financial Officer                                   Chief Financial Officer

 By:  /s/ FRANCIS SMITH
      -------------------------------------------                                                        2/25/03
      Francis Smith

 (3)  Majority of the Trustees

      Charles A. Fiumefreddo (Chairman)
      Philip J. Purcell
      James F. Higgins

 By:  /s/ BARRY FINK
      -------------------------------------------
      Barry Fink                                                                                         2/25/03
      Attorney-in-Fact

      Michael Bozic              Manuel H. Johnson
      Edwin J. Garn              Michael E. Nugent
      Wayne E. Hedien

 By:  /s/ DAVID M. BUTOWSKY
      -------------------------------------------                                                        2/25/03
      David M. Butowsky           Attorney-in-Fact

             MORGAN STANLEY CALIFORNIA TAX-FREE DAILY INCOME TRUST

                                 EXHIBIT INDEX

 b.      --   Amended and Restated By-laws the Registrant, dated September 24, 2002.
 j.      --   Consent of Independent Auditors
 p(1).   --   Code of Ethics of Morgan Stanley Investment Management
 p(2).   --   Code of Ethics of Morgan Stanley Funds